UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
PTC Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑ No fee required
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ptc

PROXY STATEMENT

2026

NOTICE OF ANNUAL SHAREHOLDERS' MEETING

ptc.com

ABOUT PTC
PTC accelerates what’s possible with the Intelligent Product Lifecycle
Our software is used by manufacturers and product companies to engineer, manufacture, and service the products the world relies on to enrich our lives every day. While our customers range from industrial giants to startups, they have one thing in common: products  — cars, medical devices, wind turbines, computers, and so much more. Given the breadth and openness of our portfolio, we enable the Intelligent Product Lifecycle: establishing a strong product data foundation in the engineering department and democratizing the access and use of that data across the enterprise.
Having access to this structured, contextual data enables our customers to accelerate time to market, lower costs, improve quality, and enhance collaboration across the organization. Access to this data is also critical for our customers’ efforts to transform with AI. Our embedded AI capabilities leverage the same product data foundation to advise on, assist with, and eventually automate our customers’ workflows across the full lifecycle. By embracing the Intelligent Product Lifecycle, our customers unlock access to the right data, at the right time, for the right purpose and put themselves in a strong position to succeed in an AI-driven future.

PTC at a Glance

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
WHEN	VIRTUAL MEETING	RECORD DATE
Wednesday, February 11, 2026 11:15 a.m. EST	Meeting Website: www.virtualshareholdermeeting.com/PTC2026	All shareholders as of the record date, December 12, 2025, have the right to attend and vote at the Annual Meeting.
Matters to Be Voted on at the Annual Meeting
Proposal		Board Recommendation
1	Elect eight directors to serve until the 2027 Annual Meeting of Shareholders	Vote FOR all director nominees
2	Advisory vote to approve the compensation of our named executive officers (Say-on-Pay)	Vote FOR
3	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026	Vote FOR
Other matters that are properly brought before the meeting may also be considered.
As of December 12, 2025, 118,919,711 shares of our common stock were issued and outstanding. Shareholders are entitled to one vote per share of common stock held as of such date.
Your vote is important. Please vote before the meeting, even if you plan to attend the meeting.
For more information, see Information about the Annual Meeting and Voting.
HOW TO VOTE
ONLINE	SCAN	BY PHONE	BY MAIL	AT MEETING
at www.proxyvote.com	the QR code on your proxy card or notice using your mobile device	touch-tone if you received a printed version of these proxy materials	if you received a printed version of these proxy materials	attend the virtual meeting at the website address provided above
IMPORTANT NOTICE OF THE INTERNET AVAILABILITY OF PROXY MATERIALS
The Proxy Statement and our 2025 Annual Report are available to shareholders at proxyvote.com. We made this proxy statement available to shareholders beginning on December 23, 2025.

1	2025 HIGHLIGHTS
1	Business Performance Highlights
1	Sustainability Highlights
2	Proxy Summary
2	Director Nominees
3	Corporate Governance Highlights
3	Executive Compensation Highlights
4	2025 PricewaterhouseCoopers LLP Services and Fees
5	Corporate Governance and the Board of Directors
5	Proposal 1 — Election of Directors
5	Board Leadership Structure
6	Snapshot of Board Composition
7	Board Qualifications, Skills, and Experience
8	Director Nominees
8	Independence of Our Directors
9	Biographies
17	Board and Committee Meetings and Attendance at the Annual Meeting
17	Director Election Process and Voting Standard
17	Board Evaluation Process
18	Director Nominations and Board Refreshment
19	Board Risk Oversight
20	Committees of the Board
23	Director and Executive Officer Stock Ownership Requirements
23	Insider Trading Policies and Procedures
24	Director Compensation
26	Communications with the Board
27	Executive Compensation
27	Proposal 2 — Advisory Vote on the Compensation of Our Named Executive Officers
29	Compensation Discussion and Analysis
31	Our Compensation Philosophy
32	Our Executive Compensation Practices
33	Our Compensation Design
42	How We Set Executive Compensation
43	Other Important Elements of Our Compensation Program
46	Annual Assessment of Risks Associated with Our Compensation Programs
47	Compensation and People Committee Report
48	Compensation Tables
48	Summary Compensation Table
50	Grants of Plan-Based Awards
51	Outstanding Equity Awards at Fiscal Year-End
52	Options Exercised and Stock Vested
53	Potential Payments Upon Termination or Change in Control
56	Additional Compensation Matters
56	Pay Ratio Disclosure
56	Pay versus Performance Disclosure
59	Auditor Matters
59	Proposal 3 — Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for 2026
59	Engagement of Independent Auditor and Approval of Professional Services and Fees
61	PricewaterhouseCoopers LLP Services and Fees
62	Report of the Audit Committee
63	Information about PTC Stock Ownership
63	Shareholders Who Own at Least 5% of PTC
64	Stock Owned by Directors and Officers
65	Information about the Annual Meeting and Voting
65	Proposals to be Voted on at the Meeting and Voting Standard
66	Attendance at the Virtual Annual Meeting
67	Questions and Requests
68	Other Governance Disclosures and Matters
68	Our Executive Officers
68	Shareholder Proposals and Nominations
69	Transactions with Related Persons
69	Review of Transactions with Related Persons
69	Transactions with Related Persons
69	Delinquent Section 16(a) Reports
70	Help Us Reduce Our Environmental Impact
A-1	Appendix A — Operating and Non-GAAP Financial Measures
A-2	Calculations and Reconciliations

CAUTIONARY NOTE ABOUT
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward- looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. In particular, statements that are not historical facts, including but not limited to, statements about our anticipated financial results, capital development and growth, as well as about the development of our products, markets, and workforce, are forward-looking statements. These forward-looking statements are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on our current plans, expectations and assumptions and are not guarantees of future performance. Information about factors that could cause actual results to differ materially from those in the forward-looking statements can be found in PTC’s Annual Report on Form 10-K, Forms 10-Q and other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements, which only speak as of the date made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
WEBSITE AND OTHER REFERENCES
Website references included throughout this Proxy Statement and references to our 2025 Impact Report are provided for convenience. The content on the referenced websites and in the 2025 Impact Report is not incorporated herein and is not part of this Proxy Statement.

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
2025 HIGHLIGHTS
Business Performance Highlights
ARR	ARR CONSTANT CURRENCY	CASH FLOW FROM OPERATIONS	FREE CASH FLOW

$2.48B	$2.45B	$868M	$857M

ARR (Annual Run Rate) is the value of our portfolio of recurring revenue contracts at the end of the period. Free cash flow is cash flow from operations net of capital expenditures. These measures are described and reconciled in Appendix A.

Sustainability Highlights
COMPLETED THIRD ANNUAL CDP SUBMISSION	RECOGNIZED AS A GREAT PLACE TO WORK IN 22 COUNTRIES
ALIGNED IMPACT REPORT WITH TCFD FRAMEWORK	AI AND SUSTAINABILITY CAPABABILITIES IN PRODUCT RELEASES

Our 2025 Impact Report shares more about our 2025 achievements and about our initiatives, progress, and work we’re doing to address the challenges we as a global community face.
We expect to release our 2025 Impact Report by December 31, 2025.

2026 PROXY STATEMENT	1

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement and does not contain all the information you should consider. You should read the entire proxy statement before voting.
All references to 2025, 2024, and 2023 refer to PTC’s fiscal years ended September 30, 2025, 2024, and 2023, respectively, unless otherwise indicated.
Director Nominees
Name and Primary Occupation	Age	Director since	Independent	PTC Committee Memberships
				Audit	Compensation and People	Corporate Governance	Cybersecurity
Neil Barua President and CEO, PTC	48	2023
Mark Benjamin Former Chief Executive Officer, Nuance Communications	55	2021
Robert Bernshteyn General Partner, ICONIQ Capital	52	2024
Janice Chaffin Former Group President, Consumer Business Unit, Symantec	71	2013
Michal Katz Head of Banking, Mizuho Americas, a division of Mizuho Financial Group	58	2022
Dr. Corinna Lathan Scientific Advisor, AnthroTronix	58	2017
James Lico Former President and Chief Executive Officer, Fortive Corporation	60	2025
Trac Pham Former Chief Financial Officer, Synopsys	56	2025

Board Chair	Committee Chair	Committee Member	Audit Committee Financial Expert

2	2026 PROXY STATEMENT

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Corporate Governance Highlights
See Corporate Governance and the Board of Directors for more information about our board nominees and corporate governance practices.

Executive Compensation Highlights
ALIGNMENT OF EXECUTIVES AND SHAREHOLDERS
2025 TARGET COMPENSATION MIX
See Executive Compensation for more information about our executive compensation policies and practices.

2026 PROXY STATEMENT	3

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
2025 PricewaterhouseCoopers LLP Services and Fees
$3,216,666 Audit + Audit-Related Fees	$1,000,000 Tax Preparation + Related Fees	$1,614,462 Other Tax + Reporting Software Fees
$5,831,128 Total PwC Fees

See Auditor Matters for more information about PricewaterhouseCoopers LLP’s services and fees.

4	2026 PROXY STATEMENT

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
PROPOSAL 1

Election of Directors
The Board is elected by the shareholders to represent and protect their interest in PTC. The Board selects and oversees the members of senior management who are responsible for conducting the business of PTC.

All director nominees are current directors of the company. Information about each of the director nominees, including their qualifications, skills and experience that led the Corporate Governance Committee and the Board to conclude that the director should serve as a director of the company, is discussed below. Information about their PTC stock ownership is set forth in Information about PTC Stock Ownership.

Two of our current directors, Mr. Lacy and Mr. Hanspal, will leave the Board at the expiration of their current terms in February 2026. Mr. Lacy will retire after serving on the Board since 2009, and Mr. Hanspal leaves due to his professional commitments. We thank both Mr. Lacy and Mr. Hanspal for their service on the Board and their valuable contributions to PTC.

The Board of Directors recommends that you vote FOR the election of all director nominees.
Board Leadership Structure
JANICE CHAFFIN
Independent Board Chair
Our Board is led by an independent Chair. We believe this Board leadership structure serves the company and our shareholders well by providing effective independent Board leadership and oversight. As we believe independent Board leadership and oversight is always appropriate, our Corporate Governance Guidelines provide that if the Board Chair is not Independent, the Board will appoint a Lead Independent Director. The Board has adopted a Lead Independent Director Charter that establishes the responsibilities of a Lead Independent Director if one were to be appointed.

2026 PROXY STATEMENT	5

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Snapshot of Board Composition Director Nominees

6	2026 PROXY STATEMENT

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Board Qualifications, Skills, and Experience
The Corporate Governance Committee’s mandate is to create and maintain a Board with a diverse set of qualifications, skills, experiences, and attributes that aligns with PTC’s current and anticipated future strategic needs. The Committee believes that certain qualifications, skills, and experience should be represented on the Board, although not every member of the Board must possess all such qualifications, skills, and experience to be considered capable of making valuable contributions to the Board.
EXECUTIVE LEADERSHIP
Our business is complex and evolving rapidly. Individuals who have led companies or operating business units of significant size have proven leadership experience in developing and advancing a vision and making executive-level decisions. We define this skill as having experience as a CEO or senior executive at a public company or large organization.

FINANCIAL ACUMEN
Our business and financial model is complex and multinational. Individuals with financial acumen are able to identify and understand the issues associated with our business and financial model. We define this skill as meeting the audit committee financial literacy requirements under the applicable Nasdaq rule.

GLOBAL BUSINESS
We are a global company. Global experience enhances understanding of the complexities and issues associated with running a global business and the challenges we face. We define this skill as having senior management experience at a large organization with global operations.

MANUFACTURING
We primarily serve companies in the manufacturing industry. Understanding of this industry enhances understanding of how we can best address the needs of our customers. We define this skill as having senior management experience at a manufacturing company and/or manufacturing-specific knowledge through a senior leadership role.

MARKETING & GTM
Our business depends on successfully creating awareness of our products, entering new markets, and understanding how to best market and distribute new solutions to deliver compelling value to customers. Persons with marketing and Go-to-Market experience can help us identify ways to do so successfully. We define this skill as having senior management experience in sales, digital marketing, branding, channels, or partners.

PUBLIC COMPANY BOARD
Experience on another public company board builds expertise in strategic oversight, corporate governance and risk management, all skills that help directors effectively oversee our business. We define this skill as having tenure on a public company board other than our board.

SOFTWARE PRODUCT MANAGEMENT
Our business depends on the success of our efforts to develop our products and expand our offerings. Experience in this area enhances understanding of the challenges we face and best practices. We define this skill as having senior management experience in software product strategy, design or development, and/or responsibility for the software product roadmap.

STRATEGIC TRANSACTIONS
Our success depends on successful development and execution of our corporate strategy, which includes successful selection and execution of strategic alliances and transactions. We define this skill as having experience with M&A, capital markets, investments, and other strategic transactions.

TECHNOLOGY INDUSTRY
We develop and deliver technology solutions. Those with technology industry experience are better able to understand the risks and opportunities facing our business. We define this skill as having senior management experience in the technology industry.

2026 PROXY STATEMENT	7

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Director Nominee Qualifications and Skills
The specific qualifications, skills, and experience identified as being possessed by each of the nominees as aligned to those described above are set forth below. The biographies of our directors that follow describe each director’s background and relevant experience in more detail. The Committee believes that the Board collectively possesses the experience and skills needed for PTC’s business and strategy.
BOARD NOMINEES HAVE A BALANCE OF QUALIFICATIONS, SKILLS, AND EXPERIENCE
DIVERSITY AND SKILLS
Nominee	Executive Leadership	Financial Acumen	Global Business	Manufa- cturing	Marketing & GTM	Public Company Board	Software Product Management	Strategic Transactions	Technology Industry
Neil Barua
Mark Benjamin
Robert Bernshteyn
Janice Chaffin
Michal Katz
Corinna Lathan
James Lico
Trac Pham
Total	7	8	7	5	4	7	4	8	8

Director Nominees
Independence of Our Directors
Our Board of Directors has determined that all our directors, other than our Chief Executive Officer, Mr. Barua, are independent. None of the independent directors are known to have any business, financial, familial, or other type of relationship with PTC or its management that would impact the director’s independence.

8	2026 PROXY STATEMENT

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Biographies
NEIL BARUA	Director since 2023
Age 48 Other Public Company Boards • None
Key Qualifications
•
Extensive leadership experience with global technology companies, including ServiceMax and IPC Systems

•
Knowledge of PTC’s technologies and the markets in which PTC operates

•
Knowledge in technology investments due to his experience at prominent technology-focused private equity firms, and a proven track record of growing businesses

•
Strong financial acumen, a customer-first mindset, and a leadership style that empowers employees

Career Highlights
PTC Inc.
•
Chief Executive Officer (February 2024-Present)

•
CEO-Elect (July 2023-Februrary 2024)

•
President, Service Lifecycle Management business (January 2023-July 2023)

ServiceMax, a leader in Field Service Management
•
Chief Executive Officer (April 2019-January 2023)

IPC Systems, Inc., a leading global provider of specialized technology solutions for the financial services industry
•
Chief Executive Officer (2014-2018)

Silver Lake and Francisco Partners, global private equity firms focused on investments in technology businesses
•
Operating Partner

Education
•
Bachelor of Science in finance and economics, NYU Stern School of Business

Skills
Executive Leadership	Financial Acumen	Global Business	Manufacturing
Marketing & GTM	Software Product Management	Strategic Transactions	Technology Industry

2026 PROXY STATEMENT	9

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
MARK BENJAMIN	Independent Director since 2021
Age 55
Board Committees
•
Compensation and People (Chair)

•
Cybersecurity

Other Public Company Boards
•
Fidelity National Information Services, Inc. (FIS Global)

•
Nuance Communications, Inc. (2018-2022)

Key Qualifications
•
Extensive leadership experience with large global technology companies, including Nuance Communications, NCR Corporation, and ADP

•
Extensive experience advancing growth initiatives related to cloud, SaaS, mobile, big data, and IoT solutions

Career Highlights
Nuance Communications, Inc., a global software company that provides speech recognition solutions, powered by artificial intelligence.
•
Chief Executive Officer (April 2018-November 2023)

NCR Corporation, a provider of enterprise software, hardware, and services
•
President and Chief Operating Officer (October 2016-March 2018)

Automatic Data Processing, Inc. (ADP), a provider of human resources management software and services
•
Over 20 years in various leadership positions, including as President of Global Enterprise Solutions ( July 2013-October 2016)

Education
•
Bachelor’s degree in international finance and marketing, University of Miami

Skills
Executive Leadership	Financial Acumen	Global Business	Manufacturing
Marketing & GTM	Public Company Board	Strategic Transactions	Technology Industry

10	2026 PROXY STATEMENT

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
ROBERT BERNSHTEYN	Independent Director since 2024
Age 52 Board Committees • Compensation and People Other Public Company Boards • Coupa Software Incorporated (2009-2023) • Medallia, Inc. (2019-2021)
Key Qualifications
•
Extensive leadership experience with large global technology companies, including Coupa Software and Success Factors Inc.

•
Extensive expertise in leading, transforming, and scaling high growth software companies

•
Broad range of experience, including executive management, marketing, sales, services, products, and programming.

Career Highlights
ICONIQ Capital, a venture capital firm
•
General Partner (February 2024-Present)

Coupa Software Incorporated, a provider of Business Spend Management
•
Chief Executive Officer and Chair of the Board of Directors (February 2009-May 2023)

Education
•
Master of Business Administration, Harvard Business School

•
Bachelor’s degree in information systems, State University of New York at Albany

Skills
Executive Leadership	Financial Acumen	Global Business	Marketing & GTM
Public Company Board	Software Product Management	Strategic Transactions	Technology Industry

2026 PROXY STATEMENT	11

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
JANICE CHAFFIN Chair of the Board of Directors	Independent Director since 2013
Age 71 Board Committees • Compensation and People • Corporate Governance • Cybersecurity Other Public Company Boards • Synopsys, Inc. • Informatica Inc. (2019-2025)
Key Qualifications
•
Extensive leadership and software industry experience as a result of her executive roles in large global technology companies

•
Financial acumen and expertise as a result of her positions at Symantec Corporation and Hewlett-Packard Company and her service on the Audit Committees of Synopsys, International Game Technology and Informatica

•
Significant experience in corporate governance due to her considerable service on the boards of several public companies, including current service on another public company governance committee, and her status as a National Association of Corporate Directors Leadership Fellow

•
Significant experience in cybersecurity as a result of her roles at Symantec, and completion of the CERT Certificate in Cyber-Risk Oversight program of the Software Engineering Institute of Carnegie Mellon University

Career Highlights
Symantec Corporation, a global leader in cybersecurity solutions
•
Group President, Consumer business unit (April 2007-March 2013)

•
Chief Marketing Officer (2003-2007)

Hewlett-Packard Company, a multinational information technology company
•
Over 20 years in management and marketing leadership positions

Education
•
Master of Business Administration, University of California, Los Angeles

•
Bachelor of Arts, University of California, San Diego

Skills
Executive Leadership	Financial Acumen	Global Business	Manufacturing
Marketing & GTM	Public Company Board	Software Product Management	Strategic Transactions
Technology Industry

12	2026 PROXY STATEMENT

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
MICHAL KATZ	Independent Director since 2022
Age 58 Board Committees • Audit Other Public Company Boards • Nuance Communications, Inc. (2018-2022)
Key Qualifications
•
Significant leadership and financial experience as a result of her roles at Mizuho Financial Group, RBC Capital Markets, and Barclays

•
Experience with strategic transactions, and strong insights into the intersection of the financial and technology markets

Career Highlights
Mizuho Financial Group, Inc., one of the largest financial institutions in the world
•
Head of Banking, Mizuho Americas, a division of Mizuho Financial Group, Inc.
(November 2019-Present)

RBC Capital Markets, LLC, a global investment bank
•
Managing Director and Co-Head of Global Technology Investment Banking
(March 2013-October 2019)

Barclays Capital Inc., a multinational universal bank headquartered in London
•
Managing Director and Global Head of Software Investment Banking
(September 2008-March 2013)

Education
•
Juris Doctor, New York University

•
Bachelor’s degree in political science, Binghamton University

Skills
Executive Leadership	Financial Acumen	Global Business	Public Company Board
Strategic Transactions	Technology Industry

2026 PROXY STATEMENT	13

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
DR. CORINNA LATHAN	Independent Director since 2017
Age 58 Board Committees • Audit • Corporate Governance • Cybersecurity (Chair) Other Public Company Boards • Ekso Bionics Holdings, Inc.
Key Qualifications
•
Extensive experience as a leader and technology innovator as a result of her work at AnthroTronix

•
Deep expertise in human-technology interfaces for robotics and mobile technology platforms

Career Highlights
AnthroTronix, Inc., a biomedical engineering research and development company that creates diverse products in robotics, digital health, wearable technology, and augmented reality.
•
Scientific Advisor (June 2022-Present)

•
Chief Executive Officer, Co-Founder, and Chair of the Board (July 1999-June 2022)

De Oro Devices., a biomedical device company
•
Chief Executive Officer (January 2024 to March 2025)

University of Maryland, College Park
•
Adjunct Associate Professor of Aerospace Engineering (1998-2003)

The Catholic University of America
•
Associate Professor of Biomedical Engineering (1995-1999)

Education
•
Ph.D. in neuroscience, MIT

•
S.M. in aeronautics and astronautics, MIT

•
Bachelor of Arts degree in biopsychology and mathematics, Swarthmore College

Skills
Financial Acumen	Manufacturing	Public Company Board	Software Product Management
Strategic Transactions	Technology Industry

14	2026 PROXY STATEMENT

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
JAMES LICO	Independent Director since 2025
Age 60 Board Committees • Corporate Governance Other Public Company • DuPont de Nemours, Inc. • Fortive Corporation (2016-2025)
Key Qualifications
•
Extensive public company leadership experience with global manufacturing and technology companies, including Fortive Corporation and Danaher Corporation

•
Deep expertise in M&A and corporate transformation having led a transformation of Fortive’s portfolio of businesses through strategic M&A

Career Highlights
Fortive Corporation, a global technology and manufacturing company
•
President and Chief Executive Officer (July 2016-June 2025)

Danaher Corporation, a global life sciences and diagnostics innovator
•
Executive Vice President (September 2005-June 2016)

•
Various leadership positions (July 1996-September 2005)

Education
•
Bachelor of Science, University of Michigan — Dearborn

•
Master’s in Management, Northwestern University — Kellogg School of Management

Skills
Executive Leadership	Financial Acumen	Global Business	Manufacturing
Public Company Board	Strategic Transactions	Technology Industry

Director Search Background: Mr. Lico was recommended to the Corporate Governance Committee by a third-party search firm due to his extensive experience as a public company CEO and his deep domain knowledge of the technology and manufacturing industries.

2026 PROXY STATEMENT	15

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
TRAC PHAM	Independent Director since 2025
Age 56 Board Committees • Audit Other Public Company • Sprinklr, Inc. (2023-2024)
Key Qualifications
•
Significant leadership and software industry experience as a result of his roles at Sprinklr and Synopsys

•
Significant financial expertise as a result of his role as CFO of Synopsys

•
During his tenure as CFO, Mr. Pham helped scale Synopsys from $2.0B to $5.1B in revenue

Career Highlights
Sprinklr, Inc., a global enterprise software company
•
Co-Chief Executive Officer (June 2024-November 2024)

•
Interim Chief Operating Officer (January 2024-June 2024)

Synopsys, Inc., a global enterprise software company
•
Chief Financial Officer (December 2014-December 2022)

•
VP, Corporate Finance (2012-November 2014)

•
VP, Financial Planning & Strategy (2006-2012)

Education
•
Bachelor of Arts in Economics, University of California, Berkeley

•
Master of Arts in Pacific International Affairs, University of California, San Diego

Skills
Executive Leadership	Financial Acumen	Global Business	Public Company Board
Strategic Transactions	Technology Industry

Director Search Background: Mr. Pham was recommended to the Corporate Governance Committee by a third-party search firm given his Chief Financial Officer profile as part of our Audit Committee succession planning.

16	2026 PROXY STATEMENT

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Board and Committee Meetings and Attendance at the Annual Meeting
The Board and committees hold regularly scheduled meetings over the course of the year and hold additional meetings as necessary. The Board met nine times in 2025. All director nominees attended at least 95% of meetings of the Board and the committees on which the director nominee served in 2025.
We expect that each director will attend the Annual Meeting of Shareholders each year. All director nominees who were directors at the time attended the 2025 Annual Meeting of Shareholders.
Director Election Process and Voting Standard
All directors stand for election each year. Directors are elected by a plurality of votes received. We maintain a Majority Voting Policy for uncontested director elections that requires a director who does not receive a majority of the votes cast for his or her proposed election to promptly tender his or her resignation from the Board. The Corporate Governance Committee will consider the resignation and recommend to the Board whether to accept the resignation. The Board will use its best efforts to act on the resignation and publicly disclose its decision and its rationale within 90 days following certification of the election results. The director tendering the resignation may not participate in the decisions of the Corporate Governance Committee or the Board that concern such resignation.
Board Evaluation Process
The Board conducts an annual evaluation process, which is facilitated by a third-party once every three years. In 2025, the Board completed an externally facilitated Board assessment.

2026 PROXY STATEMENT	17

2025 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Director Nominations and Board Refreshment
The Corporate Governance Committee is responsible for identifying and evaluating director nominees and for recommending to the Board a slate of nominees for election at each Annual Meeting of Shareholders. Candidates may be suggested by directors, management, shareholders, or a search firm retained by the Committee. Shareholders may nominate candidates in accordance with the procedures described in Shareholder Proposals and Nominations. Candidates properly nominated by shareholders will be given the same consideration as other proposed candidates.
The Corporate Governance Committee, in consultation with all directors, considers the Board’s composition, including the alignment of the skills and professional experience of the directors with our long-term strategy. The Corporate Governance Committee evaluates candidates against the standards and qualifications set forth in our Corporate Governance Guidelines and the Corporate Governance Committee Charter as well as other relevant factors.
The Corporate Governance Committee considers each candidate’s character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant skills and experience that may contribute to the Board’s effectiveness. In addition, all candidates must be able to dedicate sufficient time and resources for the diligent performance of the duties required of a member of the Board and must not hold positions or interests that conflict with their responsibilities to PTC. Candidates must also meet any qualifications for either individual directors or the Board under applicable laws and regulations. The Committee also considers whether the candidate is independent of PTC as at least a majority of members of the Board must qualify as independent in accordance with Nasdaq independence rules. The requirements and expectations of our directors, including their independence and limitations on other board service, are more fully described in our Corporate Governance Guidelines.
BOARD REFRESHMENT
Majority of the Board Appointed since 2021

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Board Risk Oversight
The Board and the relevant committees review with PTC’s management the risk management practices for which they have oversight responsibility. Since overseeing risk is an ongoing process and inherent in PTC’s strategic decisions, the Board and the relevant committees do not view risk in isolation but discuss risk throughout the year in relation to ongoing operations and proposed actions and initiatives.
BOARD OF DIRECTORS
Ultimate responsibility for risk management oversight and oversight of management of risks not addressed by a committee. Oversight of the company’s artificial intelligence (AI) initiatives.

Risk or Focus	Audit	Compensation and People	Corporate Governance	Cybersecurity
Accounting & Financial Reporting
Financial Condition & Debt
Ethical Conduct & Compliance
Related Party Transactions
Executive Compensation
Equity Compensation Programs
Human Capital Management
Corporate Governance
Composition of Board Committees
CEO Succession Planning
Board and Director Evaluations
Director Compensation
AI Governance
Sustainability Program and Initiatives
Sustainability Risks & Opportunities
Composition of the Board
Board Refreshment
Director Nominations
Cybersecurity
Data Privacy

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Committees of the Board
The Board has four standing committees: Audit, Compensation and People, Corporate Governance, and Cybersecurity. Each of the committees acts under a written charter, all of which are available on the Investor Relations page of our website at www.ptc.com. Mr. Barua, our President and Chief Executive Officer, does not serve on any committee.
Director	Independent	PTC Committee Memberships
		Audit	Compensation and People	Corporate Governance	Cybersecurity
Mark Benjamin
Robert Bernshteyn
Janice Chaffin
Amar Hanspal
Michal Katz
Paul Lacy
Corinna Lathan
James Lico
Trac Pham
Total Meetings in 2025		8	4	4	4

Board Chair	Committee Chair	Committee Member	Audit Committee Financial Expert

Committee charters and governance documents are available on our website, investor.ptc.com/governance/ governance-documents.

COMMITTEE CHARTERS
• Audit Committee Charter
• Compensation and People Committee Charter
• Corporate Governance Committee Charter
• Cybersecurity Committee Charter
GOVERNANCE DOCUMENTS

• Articles of Organization • By-Laws • Code of Business Conduct and Ethics • Corporate Governance Guidelines • Lead Independent Director Charter	• Majority Voting Policy • Director Stock Ownership Policy • Executive Stock Ownership Policy • Executive Compensation Recoupment Policy

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	AUDIT COMMITTEE	Meetings in 2025: 8
COMMITTEE MEMBERS
Paul Lacy, Chair	Michal Katz	Corinna Lathan	Trac Pham

Independence
•
All Committee members are “independent directors” under both SEC and The Nasdaq Stock Market listing rules.

  Financial Experts
•
The Board of Directors has determined that Mr. Lacy and Mr. Pham qualify as Audit Committee Financial Experts as defined by the SEC.

Responsibilities
•
Assists our Board in fulfilling its oversight responsibilities for accounting and financial reporting compliance and oversees our compliance programs.

•
Reviews the financial information provided to shareholders and others, PTC’s accounting policies, disclosure controls and procedures, internal accounting and financial controls, and the audit process.

•
Meets with management and with our independent auditor to discuss our financial reporting policies and procedures, our internal control over financial reporting, the results of the independent auditor’s examinations, PTC’s critical accounting policies and the overall quality of PTC’s financial reporting, and reports on such matters to the Board.

•
Meets with the independent auditor, with and without PTC management present.

•
Appoints (and, if appropriate, replaces), evaluates, and establishes the compensation of, the independent auditor.

•
Reviews the independent auditor’s performance in conducting the annual financial statement audit and the audit of our internal control over financial reporting, assesses independence of the auditor, and reviews the auditor’s fees.

•
Reviews and pre-approves audit and non-audit related services that may be performed by the independent auditor.

•
Oversees the company’s management of compliance risks.

	COMPENSATION AND PEOPLE COMMITTEE		Meetings in 2025: 4
COMMITTEE MEMBERS
Mark Benjamin, Chair	Robert Bernshteyn	Janice Chaffin	Paul Lacy
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.
Responsibilities
•
Establishes the compensation of our executive officers.

•
Sets performance goals for compensation of executive officers and evaluates performance against those goals.

•
Oversees executive compensation recoupment matters.

•
Oversees our equity compensation plans.

•
Oversees our key people management programs and initiatives.

May engage compensation consultants or other advisors to provide information and advice to the Committee.

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	CORPORATE GOVERNANCE COMMITTEE		Meetings in 2025: 4
COMMITTEE MEMBERS
Amar Hanspal, Chair	Janice Chaffin	Paul Lacy	Corinna Lathan	James Lico
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.
Responsibilities
•
Reviews the composition of the Board and makes recommendations regarding nominees for election to the Board.

•
Oversees the director recruitment process, including the assessment of qualifications and skills sought in new directors and the retention of search firms to assist in the identification of potential candidates.

•
Makes recommendations to the Board about the composition of committees of the Board.

•
Reviews and makes recommendations to the Board with respect to director compensation.

•
Develops and recommends policies and processes regarding corporate governance.

•
Facilitates Board and director evaluations.

•
Ensures a CEO succession plan is maintained to ensure continuity of leadership for PTC.

•
Oversees sustainability program and initiatives.

•
Oversees company management of environmental risks and opportunities.

•
Oversees company management of sustainability risks and initiatives not addressed by other committees or the Board.

•
Oversees the company’s community engagement and philanthropy initiatives.

	CYBERSECURITY COMMITTEE		Meetings in 2025: 4
COMMITTEE MEMBERS
Corinna Lathan, Chair	Mark Benjamin	Janice Chaffin	Amar Hanspal
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.	Responsibilities • Oversees the company’s cybersecurity and data privacy programs.

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Director and Executive Officer Stock Ownership Requirements
Because we believe our directors’ and executives’ interests are more aligned with those of our shareholders if they are shareholders themselves, our directors and executive officers are required to hold a significant amount of our stock. Options and unvested equity are not counted toward the holding requirement.
Position	Share Ownership Requirement		Compliance Status
Directors	5x	Annual Board Cash Retainer	All our directors and officers meet their stock ownership requirements.
Chief Executive Officer	6x	Annual Salary
Other Executive Officers	3x	Annual Salary
Our Director Stock Ownership Policy and our Executive Officer Stock Ownership Policy are available on the Investor Relations page of our website at www.ptc.com.
Insider Trading Policies and Procedures
We have adopted a Trading in Company Securities Policy that governs the purchase, sale, gifting, and/or other securities dispositions by our directors, executive officers, and employees and other covered persons that is designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. We also maintain a 10b5-1 Plan Policy applicable to our Board of Directors, executive officers, and other employees that governs the adoption, amendment, and termination of 10b5-1 trading plans, which Policy is designed to ensure compliance with applicable insider trading laws, rules, and regulations.
No Hedging or Pledging of PTC Securities.   Our securities trading policy prohibits our directors, officers and employees from engaging in short sales of PTC securities or purchasing financial instruments, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of PTC securities held, directly or indirectly, by them, regardless of the purpose for any such proposed transaction. Our securities trading policy also prohibits our directors, officers, and employees from holding PTC securities in a margin account or pledging PTC securities as collateral for a loan, regardless of the purpose of any such proposed transaction.
Trading Pre-Clearance Required for Our Directors and Executive Officers.   Our directors and executive officers are required to pre-clear all proposed transactions in PTC securities with our Chief Legal Officer’s office to confirm that such trade is not made in a trading blackout period or when in possession of material non-public information.
Our Trading in Company Securities Policy and our 10b5-1 Plan Policy are filed as Exhibits 19.1 and 19.2, respectively, to our 2025 Annual Report on Form 10-K.
Although the Trading in Company Securities Policy and the 10b5-1 Plan Policy do not apply to the company itself, all transactions in PTC securities and use of 10b5-1 Plans by the company are executed in compliance with all applicable securities laws and regulations.

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Director Compensation
We pay our non-employee directors a mix of cash and equity compensation. We do not pay any compensation to our CEO for service on the Board. The amounts established for the annual Board and committee cash and equity retainers for the most recent year are shown in the table below. The retainers are the only compensation paid for service as a director; we do not pay meeting fees for attendance at board or committee meetings.
Director Compensation Process and Decisions
The Board establishes the annual compensation for the directors at the meeting of the Board of Directors held directly after the Annual Meeting of Shareholders. In setting such compensation, the Board considers the recommendation of the Corporate Governance Committee. In making its recommendation for the 2025 Board year, the Corporate Governance Committee considered a competitive assessment of the directors’ compensation with that of our compensation peer group (described in Compensation Discussion and Analysis) and reviewed each element of compensation to determine whether the compensation is competitive and reasonable for the services provided by the directors. Based on that review, the cash retainer for service on the Corporate Governance Committee was increased by $5,000 for the Chair and $2,500 for each Member. No other changes were made to our directors’ compensation for the 2025 Board year.
We provide a higher annual retainer for service as the Board Chair of the Board given the additional work required by that position, but do not pay a committee chair retainer to the Chair of the Board for service as the Chair of any committee. We provide different retainers for the Chairs and members of the various committees based on the anticipated level of work required with respect to the position and the committee.
We also believe that providing a majority of our directors’ annual retainer compensation in the form of equity rather than cash serves to further align the interests of our directors with our shareholders as they become shareholders themselves. For the same reason, we provide new director equity grants when a director first joins PTC. For 2025, in accordance with our established practice, we made a standard new director equity grant to each of Trac Pham and James Lico upon joining the Board this past year. Each grant was equal to 1.5x the annual equity retainer and vests in two substantially equal installments. Based on the appointment dates for each of Mr. Pham and Mr. Lico, their awards vest in March 2026 and 2027 and October 2026 and 2027, respectively.

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2025 Director Compensation
The amounts shown in the Fees Earned or Paid in Cash column of the table are each non-employee director’s annual board and committee retainer fees paid for the year. The amounts shown in the Stock Awards column of the table are the grant date value of the equity awards (RSUs) made to the directors during the year.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards (#)	Stock Awards(2)(6) ($)	Total ($)
Janice Chaffin | Board Chair	$153,750	1,801	$299,993	$453,743
Mark Benjamin	$92,500	1,500	$249,855	$342,355
Robert Bernshteyn	$67,378	1,500	$249,855	$317,233
Amar Hanspal	$85,000	1,500	$249,855	$334,855
Michal Katz	$75,000	1,500	$249,855	$324,855
Paul Lacy	$111,250	1,500	$249,855	$361,105
Corinna Lathan	$98,750	1,500	$249,855	$348,605
Trac Pham(3)	$30,701	3,792	$602,132	$632,833
Janesh Moorjani(4)	$22,083	—	—	$22,083
Robert Schechter(5)	$47,500	—	—	$47,500

(1)
As an employee of PTC, Mr. Barua, our President and Chief Executive Officer, receives no compensation for his service as a director, and accordingly, is not shown in the Director Compensation Table. James Lico joined the Board in October 2025, our FY2026, and accordingly, is not shown in the Director Compensation Table.

(2)
Grant date fair value of restricted stock units granted on February 12, 2025, and, for Mr. Pham, March 17, 2025. The grant date fair value is equal to the number of RSUs granted multiplied by the closing price of our common stock on the NASDAQ Stock Market on the grant date, $166.57 per share, and, for Mr. Pham, $158.79 per share.

(3)
Mr. Pham joined the Board on March 17, 2025. His Stock Awards reflect a pro-rated annual equity grant of 1,431 RSUs and a new director grant of 2,361 RSUs. His new director grant vests in two equal installments on March 15, 2026 and March 15, 2027.

(4)
Mr. Moorjani resigned from the Board effective November 29, 2024 due to a conflict arising from a change in occupation. All RSUs held by Mr. Moorjani were forfeited upon his resignation.

(5)
Mr. Schechter’s term ended at the February 12, 2025 Annual Meeting of Shareholders.

(6)
The number of outstanding RSUs held by each director as of September 30, 2025 is shown in the table below. No director held options.

Name	Restricted Stock Units
Janice Chaffin	1,801
Mark Benjamin	1,500
Robert Bernshteyn	2,617
Amar Hanspal	1,500
Michal Katz	1,500
Paul Lacy	1,500
Corinna Lathan	1,500
Trac Pham	3,792
Janesh Moorjani	—
Robert Schechter	—

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Communications with the Board
Shareholders may send communications to the Board of Directors at:

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PROPOSAL 2

Advisory Vote on the Compensation of Our Named Executive Officers
This advisory vote on the compensation of our Chief Executive Officer and our other executive officers named in the Summary Compensation Table (collectively, our “named executive officers”) gives shareholders the opportunity to express their views on our named executive officers’ compensation as disclosed pursuant to Item 402 of Regulation S-K in Compensation Discussion and Analysis and Compensation Tables. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

The Board of Directors recommends a vote FOR the approval of our named executive officers’ compensation as disclosed in Compensation Discussion and Analysis and the tables and related disclosures contained in Compensation Tables.

Summary of Our Compensation Practices

OUR COMPENSATION PROGRAMS ARE DESIGNED TO PAY FOR PERFORMANCE

- A significant portion of the compensation of our named executive officers is comprised of variable and performance-based pay. For 2025, approximately 60% of our CEO's target compensation was tied to specific short-term and long-term performance measures, with 96% of his target compensation variable and/or at-risk.
- The Compensation and People Committee reviews pay and performance alignment every year. The most recent review showed that our executives' pay and the company's performance aligned for the most recent three-year period.

OUR COMPENSATION PROGRAMS ARE DESIGNED TO ALIGN OUR EXECUTIVES WITH OUR SHAREHOLDERS' INTERESTS

- The majority of our executives' compensation is performance-based, linking pay to achieving goals that create sustainable long-term shareholder value.
- A substantial portion of their compensation is in the form of performance-based and time-based equity (PRSUs and RSUs) that vest over three years.
- Our executives are subject to robust stock ownership requirements and to clawback of performance-based compensation under our Executive Compensation Recoupment Policy.

OUR COMPENSATION PROGRAMS ARE DEVELOPED BY INDEPENDENT DIRECTORS ADVISED BY AN INDEPENDENT CONSULTANT

- Our Compensation and People Committee is comprised only of independent directors and retains an independent compensation consultant to advise it on appropriate compensation practices.

OUR COMPENSATION PROGRAMS REFLECT SHAREHOLDER FEEDBACK

- We regularly engage with shareholders about our executive compensation programs and their perspectives inform the design of our executive compensation programs.

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RECENT SAY-ON-PAY APPROVAL
Effect of Say-on-Pay Vote
This say-on-pay vote, which is required by Section 14A of the Securities Exchange Act of 1934, is advisory only and is not binding on the company, the Compensation and People Committee, or our Board of Directors. Although the vote is advisory, we, our Compensation and People Committee, and our Board of Directors value the opinions of our shareholders and will consider the outcome of this vote when establishing future compensation for our executive officers. We hold such a vote each year.

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Compensation Discussion and Analysis
The Compensation Discussion and Analysis (“CD&A”) explains the philosophy of PTC’s executive compensation programs and the process to determine compensation paid to our named executive officers (“NEOs”) for 2025.
Our 2025 Named Executive Officers
Neil Barua President and Chief Executive Officer
Kristian Talvitie Executive Vice President, Chief Financial Officer
Robert Dahdah Executive Vice President, Chief Revenue Officer
Aaron von Staats Executive Vice President, Chief Legal Officer
Catherine Kniker Executive Vice President, Chief Marketing and Sustainability Officer

2025 Executive Summary
Addition to our Leadership Team
Appointment of Executive Vice President, Chief Revenue Officer
We welcomed Robert Dahdah as Executive Vice President, Chief Revenue Officer, in December 2024. Mr. Dahdah brings more than 30 years of experience leading large, global sales and go-to-market organizations for public companies. His expertise spans managing the full sales cycle, accelerating pipeline growth across vertical markets, expanding and cross-selling into key accounts, and developing scalable models for expansion into emerging geographies. He is responsible for global sales and customer success for PTC’s Digital Thread group and the overall execution of PTC’s vertical-focused go-to-market strategy.

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PTC’s 2025 Performance Highlights
2025 was a solid year of execution and focus for PTC. We achieved record operating and free cash flow, sharpened our focus on our Intelligent Product Lifecycle vision, established clear momentum with our go-to-market transformation, and executed well on our commercial optimization initiatives.
The compensation for our NEOs in 2025 reflects their contributions to PTC’s success, aligning with our financial results and the interests of our stockholders.
ARR	ARR CONSTANT CURRENCY	OPERATING CASH FLOW	FREE CASH FLOW

$2.48B	$2.45B	$868M	$857M

ARR (Annual Run Rate) is the value of our portfolio of recurring revenue contracts at the end of the period. Free cash flow is cash flow from operations net of capital expenditures. These measures are described and reconciled in Appendix A.

Changes for Fiscal 2025
•
CEO Long-Term Incentive Design: Increased the performance-based portion of our CEO’s 2025 target annual equity award, raising PRSUs from 50% to 60% of the annual award to further emphasize pay-for-performance.

•
NEO Annual Incentive Plan Design: Incorporated an individual performance modifier into the short-term incentive plan for NEOs, enabling structured, informed discretion in evaluating individual performance. The Committee may adjust awards downward based on factors such as strategic initiative outcomes, execution of critical responsibilities, and leadership achievements.

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Our Compensation Philosophy

Our executive compensation programs are designed to attract, motivate, and retain the executives who drive our success. We emphasize pay-for-performance to align executive interests with performance measures we believe will create long-term shareholder value.

We Pay for Performance
The following core principles drive the objectives of our executive compensation programs:
•
Pay for Performance: The majority of NEO pay is at-risk, where both short-term and long-term incentives depend on performance against rigorous, predetermined goals. Our incentive programs payout at target when PTC achieves its performance goals, above target when goals are exceeded, and below target when goals are not fully met.

•
Alignment with Business Strategy: We emphasize the importance of achieving short-term goals while building a foundation for long-term success in delivering innovative technology solutions for customers.

•
Shareholder Value Creation: We directly link pay to achievement of performance goals designed to foster the creation of sustainable long-term shareholder value.

•
Market Pay Competitiveness: We provide market-competitive programs that enable PTC to attract and retain highly qualified and talented executives.

Long-Term Pay and Performance Alignment

Our performance over the past three years reflects the efficacy and success of aligning executive compensation with our strategic plan. This pay-for-performance approach has resulted in pay and performance alignment relative to our compensation peers and continues to be the centerpiece of our executive compensation programs.

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Our Executive Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk, and align our executives’ interests with those of our shareholders. The table below highlights our key executive compensation practices.
WHAT WE DO

Annual say-on-pay advisory vote

Responsible share usage with share use remaining below our peer group median

Robust stock ownership requirements for executive officers

Risk mitigation with balanced performance metrics, clawback provisions and an oversight process to identify risk

Carefully structured benchmarking peer group with annual Compensation and People Committee review

Pay-for-performance philosophy in program design and targeted pay levels for NEOs, including:

Annual report by the independent compensation consultant to the Compensation and People Committee on executive pay and performance alignment

Substantial majority of executive pay “at-risk”, based on a mix of absolute and relative financial, operational, and stock price performance metrics

Compensation programs designed to support short-term and long-term growth and create shareholder value

Performance- based compensation that uses differentiated performance measures across plans and a variety of performance periods

Challenging targets set on the grant date taking into consideration our business strategy, operating goals and external financial guidance with strong performance required for maximum payout levels

Double-trigger vesting required for vesting of equity awards upon a Change-in-Control

WHAT WE DON’T DO

✘
No guaranteed bonuses

✘
No supplemental executive retirement plans

✘
No incentive plans believed to encourage excessive risk-taking

✘
No excessive dilution through careful monitoring of burn rate and overhang

✘
No tax “gross-up” agreements

✘
No hedging or pledging of PTC common stock by executives

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Our Compensation Design
Our executives’ compensation consists of the elements shown in the following table. These components provide a mix of fixed compensation and at-risk compensation that promote short-term and long-term performance while rewarding our executives appropriately for their performance.
Our design considers prior-year say-on-pay votes and shareholder feedback received as part of our shareholder engagement process. We believe our most recent say-on-pay support vote of 93% reflects shareholder approval of the current structure of our executives’ compensation.
How We Pay
2025 Compensation Design

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Compensation Elements & Purpose and Performance Measures

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Base Salary
Base salary provides a fixed level of compensation that is competitive with the external market and reflects each executive’s contributions, experience, responsibilities and potential to contribute to our future success.
Our Compensation and People Committee reviews our NEOs’ base salaries against the market annually, as annual salary increases are not automatic. In 2025, our Committee did not make any changes to base salaries for the NEOs because the existing pay levels remained appropriate for current job scopes and were market competitive, and, on average, approximated the median of our compensation peer group.
The target annual base salary of each of our NEOs in 2025 compared to 2024 was as set forth below.
Name	2025 Salary	2024 Salary	% Increase
Neil Barua	$800,000	$800,000	—
Kristian Talvitie	$575,000	$575,000	—
Robert Dahdah(1)	$560,000	—	—
Aaron von Staats	$450,000	$450,000	—
Catherine Kniker	$430,000	$430,000	—

(1)
Mr. Dahdah joined PTC in December 2024. The above reflects his target annual salary for 2025, which amount was prorated as reflected in the Summary Compensation Table.

2025 Performance-Based Compensation

The performance measures we develop and use for our operating performance-based compensation are designed to drive performance against our short-term and long-term financial operating plan to create value for our shareholders. Our relative TSR RSUs align our executives’ compensation with our shareholders’ experience for the three-year period.

ALIGNMENT OF CORPORATE STRATEGY AND PERFORMANCE-BASED COMPENSATION
Compensation Plan	Operating Performance Measure		Market-Based Performance Measure
	Increase Free Cash Flow	Increase Portfolio of Subscription Contracts	Shareholder Return
Annual Corporate Incentive Plan	Free Cash Flow
Long-Term Performance RSUs		ARR Growth	Relative TSR

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Annual Corporate Incentive Plan
Our Corporate Incentive Plan (“CIP”) is designed to incentivize and reward the achievement of annual company operating performance objectives and to recognize individual performance. Our Compensation and People Committee reviews the target bonus opportunities annually to ensure opportunities remain competitive. The Committee targets the market median, and adjusts as necessary for executive-specific factors such as individual performance, job scope, and retention risk. In 2025, the Committee did not make changes to target bonus opportunities for the NEOs employed in 2024, as they remained appropriate for each executive’s current position and were market competitive. For Mr. Dahdah, who joined the company in December 2024, the Committee established a target bonus opportunity that was appropriate for his position and was market competitive.
Each NEO’s target annual bonus opportunity as a percentage of base salary in 2025 was as set forth below.
Name	2025 CIP Target
Neil Barua	150%
Kristian Talvitie	100%
Robert Dahdah	100%
Aaron von Staats	75%
Catherine Kniker	75%
2025 ANNUAL CIP METRICS AND ACHIEVEMENT
For 2025, the Compensation and People Committee selected Free Cash Flow as the CIP performance measure, as in past years, because it is viewed as a key indicator of our liquidity and ability to return cash to shareholders.
The 2025 Free Cash Flow threshold and targets were developed in the context of our financial operating plan and growth over 2024 Free Cash Flow, with the Target representing an approximately 13% increase in Free Cash Flow over 2024. No portion of the CIP was payable unless threshold Free Cash Flow performance was achieved.
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (135% Earned)(2)	Achievement	% Earned
Free Cash Flow(1)	$790 Million	$830 Million	$850 Million	$857 Million	135%

(1)
Free Cash Flow is cash flow from operations net of capital expenditures for the applicable period. 2025 Free Cash Flow consisted of $868 million of cash from operations net of $11 million of capital expenditures.

(2)
135% was the maximum that could be earned and funded (the cap) under the 2025 CIP.

Each NEO could earn a maximum of 200% of such executive’s 2025 CIP target bonus based on company and individual performance; however, the aggregate amount that could be earned by all executives under the plan, including the NEOs, was not more than the actual 135% of the 2025 CIP Target achieved multiplied by the aggregate of their 2025 CIP Target bonuses. The structure ensures that payouts are directly tied to measurable financial performance and allows for the exercise of downward discretion by the Committee based on individual performance.

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The Committee determined that each of the NEOs had earned the following percentages of their 2025 CIP Target bonuses. No discretion was applied for individual performance due to the collaborative leadership demonstrated in achieving PTC’s strategic objectives for the year.
Name	% 2025 CIP Target Earned
Neil Barua	135%
Kristian Talvitie	135%
Robert Dahdah	135%
Aaron von Staats	135%
Catherine Kniker	135%
The 2025 CIP amounts paid to each NEO are shown in the Summary Compensation Table.

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Long-Term Incentive Compensation
Target Equity Opportunities
Long-term incentives (“LTI”) are a significant component of our executives’ compensation to emphasize and focus our executives on long-term value creation. LTI awards are granted annually to our NEOs, directly linking their compensation to the Company’s sustained, long-term performance.
Grants are made following the completion of annual assessments of our NEOs and an external market analysis of equity practices among our compensation peer group. The Compensation and People Committee evaluates an executive’s individual performance, potential future contributions, market competitiveness, retention concerns, and other relevant factors, to determine annual target grant values.
For 2025, the total annual LTI grant of our NEOs was comprised of a mix of our performance-based RSUs (“PRSUs”) and time-based RSUs. The CEO was granted a mix of 60% PRSUs and 40% RSUs, while other NEOs received a mix of 50% PRSUs and 50% RSUs of the total target annual grant value. Both award types settle in our common stock. The PRSUs are evenly split between Operating Performance PRSUs and Relative Total Shareholder Return (TSR) PRSUs. Performance award conditions are described in the following section.
In 2025, the annual target grant values for our NEOs were as follows:
Name	Performance-Based LTI Grant Value	Time-Based LTI Grant Value	Total LTI Grant Value
Neil Barua	$9,600,000	$6,400,000	$16,000,000
Kristian Talvitie	$2,500,000	$2,500,000	$5,000,000
Robert Dahdah	$2,325,000	$2,325,000	$4,650,000
Aaron von Staats	$1,875,000	$1,875,000	$3,750,000
Catherine Kniker	$1,250,000	$1,250,000	$2,500,000
New Hire and Retention Long-Term Incentive Compensation
Robert Dahdah
In consideration of the equity Mr. Dahdah would forfeit at his former employer, and as an inducement to join PTC, Mr. Dahdah received a sign-on equity award of RSUs valued at $7,000,000 on the grant date that vests in three relatively equal annual installments over three years. The award value represented only a portion of the value of the equity he forfeited.
Catherine Kniker
To ensure continuity during our go-to-market business transformation, Ms. Kniker received an equity award of RSUs valued at $1,250,000 on the grant date that vests in three substantially equal annual installments over three years. The award was designed to retain her expertise as Chief Marketing Officer to drive successful execution of the company’s Go-To-Market transformation.

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How Our Operating Performance PRSUs Work
Our operating performance PRSUs are eligible to vest in three substantially equal installments over a three-year period, contingent on the achievement of performance measures. The performance measures are established on the grant date and apply to each of the three performance periods. Vesting occurs only after the performance threshold is achieved and the number of PRSUs earned depends on the level of performance achieved, up to a maximum of 200%. Operating PRSUs not earned for the applicable year are forfeited. We use three annual performance measurement periods and vesting as we believe it more effectively focuses our executives on delivering consistent performance over the three-year period, with forfeiture of PRSUs not earned for a performance period reinforcing this.
How Our Relative TSR PRSUs Work
Our relative TSR PRSUs are eligible to vest at the end of a single, three-year performance period, contingent on the achievement of the performance measures. The performance measures are established on the grant date. Vesting occurs only after the performance threshold is achieved, and the number PRSUs earned depends on the level of relative TSR performance achieved, up to a maximum of 200%. However, if the weighted average stock price as of the last day of three-year performance period is lower than the weighted average stock price as of the beginning of the period, then the maximum number of relative TSR PRSUs that can be earned is capped at 100%, even if performance exceeds the level at which 100% of the relative TSR PRSUs are earned. TSR PRSUs not earned are forfeited.
How Our Time-Based RSUs Work
Our time-based RSUs are designed to retain our NEOs, reward them for absolute long-term stock price appreciation, facilitate stock ownership and alignment with shareholders, and provide stability. The RSUs vest in three substantially equal annual installments.
2025 PERFORMANCE-BASED RSU GRANT GOALS
2025 Operating Performance PRSUs Goals
For 2025, consistent with prior years, the Committee selected Annual Run Rate (“ARR”) Growth as the performance measure for our operating performance PRSUs. ARR is one of the most important indicators of our business performance, representing the value of our portfolio of recurring revenue contracts at the end of the applicable period. We use ARR Growth as a performance measure as it provides clear line-of-sight into the recurring revenue potential of our portfolio and supports our long-term strategy to drive recurring revenue growth.

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At the start of the fiscal year, the Committee established the ARR Growth performance goals for all performance periods based on alignment with our financial operating plan. The following chart shows the performance goals established for the 2025 operating performance PRSUs.
Grant	Performance Measure	Threshold(1) (50% Earned)	Target(1) (100% Earned)	Upside(1) (200% Earned)
2025	Annual ARR Growth	6%	9%	12%

(1)
Linear interpolation applies for performance between levels. No payouts are earned for performance below threshold level.

2025 Relative TSR PRSUs Goals
For 2025, the Committee maintained its approach from last year to establish a Relative TSR comparison group. This comparison group is comprised of a custom group of S&P Software & Services companies with market capitalizations of more than $5 Billion plus the company’s compensation peer group. This comparison group was selected due to its reasonable sample size, industry relevance, and strong stock price correlation with PTC. The achievement targets were established on the grant date. The 2025 Relative TSR PRSU awards have a one 3-year performance period that will end September 30, 2027. The following chart shows the performance goals established by the Committee for the 2025 grant.
Grant Year	Performance Measure	Threshold(1) (50% Earned)	Target(1) (100% Earned)	Upside(1) (200% Earned)
2025	Three Year Relative TSR(2)	25th Percentile	50th Percentile	90th Percentile

(1)
Linear interpolation applies for performance between levels. No payouts are earned for performance below threshold level.

(2)
If the weighted average PTC stock price as of September 30, 2024 is higher than the weighted average PTC stock price on September 30, 2027, the maximum number of PRSUs that can be earned is 100% of the PRSUs even if relative TSR is achieved above the 50th percentile. The stock price value is determined using a 30-day weighted average for the applicable period.

PERFORMANCE-BASED RSU GOALS AND ACHIEVEMENT FOR PERFORMANCE PERIODS ENDING 2025
2023, 2024, and 2025 Operating Performance PRSUs Achievement
As our operating performance-based RSUs have annual performance periods and vesting opportunities, one-third of the RSUs granted in 2023, 2024, and 2025 were eligible to be earned at the completion of 2025. The following chart shows the goals established on the grant date, and the actual results achieved for 2025. For additional details on the goal setting process for the ARR Growth measures, see 2025 Operating Performance PRSUs Goals.
Grant Year	Performance Measure	Threshold(1) (50% Earned)	Target(1) (100% Earned)	Upside(1) (200% Earned)	Achievement	Earned
2025	2025 ARR Growth	6%	9%	12%	8.5%	91%
2024	2025 ARR Growth	6%	10%	16%	8.5%	81%
2023	2025 ARR Growth	6%	10%	16%	8.5%	81%

(1)
Linear interpolation applies for performance between levels. No payouts are earned for performance below threshold level.

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2023 Relative TSR PRSUs Achievement
The three-year performance period for the relative TSR PRSUs granted in 2023 ended at the end of 2025 and were eligible to cliff vest accordingly. The following chart shows the goals established at the time of grant, and the actual results achieved for the 2023 to 2025 performance period.
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Interim Upside (150% Earned)	Upside (200% Earned)	Achievement	Earned
Three Year Relative TSR(2)(3)	25th Percentile	50th Percentile	75th Percentile	90th Percentile	72nd Percentile	144%(1)

(1)
Linear interpolation applies for performance between levels. No payouts are earned for performance below threshold level.

(2)
The comparison group of companies for the 2023 relative TSR PRSUs use the S&P 500 Software and Services Index, excluding seven services companies included in the Index, plus any 2023 compensation peer group companies not included in that Index.

(3)
If the weighted average PTC stock price as of September 30, 2022 was higher than the weighted average PTC stock price on September 30, 2025, the maximum number of PRSUs that could be earned was 100% of the PRSUs even if relative TSR was achieved above the 50th percentile. The stock price value was determined using a 30-day weighted average for the applicable period.

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How We Set Executive Compensation
Compensation and People Committee Role
The Compensation and People Committee is comprised entirely of independent directors and establishes and reviews the compensation for our named executive officers annually. The roles and responsibilities of the Committee are set forth in the written charter adopted by our Board of Directors, which can be found on the investor relations section of PTC’s website under Governance.
Independent Compensation Consultant
The Committee engaged Pearl Meyer & Partners, LLC as its independent compensation consultant for 2025. The Committee assessed the independence of Pearl Meyer and determined that Pearl Meyer is independent of PTC and has no relationships that could create a conflict of interest with PTC. As part of its assessment, the Committee considered the fact that Pearl Meyer provides no other services to PTC and consults with PTC’s management only as necessary to provide the services described below.
Pearl Meyer provides a range of services to the Committee to support the Committee in fulfilling its responsibilities, including providing:
•
Legislative and regulatory updates;

•
Peer group compensation data;

•
Advice on competitive executive compensation arrangements;

•
Advice on the structure and competitiveness of our compensation programs; and

•
Advice on the consistency of our programs with our executive compensation philosophy.

Pearl Meyer attends Committee meetings, reviews compensation data with the Committee, and participates in discussions regarding executive compensation issues. The Committee meets with Pearl Meyer with and without PTC management present.
Pearl Meyer was paid $224,596 for services to the Committee in 2025. No other compensation was paid to Pearl Meyer by the company for 2025.
Consultation with Management
Members of management, including our Chief Executive Officer and Chief People Officer, participate in Committee meetings as requested by the Committee to discuss the materials provided, including those related to recommendations on executive pay, competitive market practices and performance measures. Although the members of management provide their views, decisions on executive compensation are made solely by the Committee and, in the case of the Chief Executive Officer’s compensation, without the presence of the Chief Executive Officer.
Determination of the Total Amount of Compensation
We make decisions regarding the amount and mix of compensation for our executives based on:
•
Objective data provided by Pearl Meyer (the “competitive analysis”);

•
Analysis of the scope of each executive’s responsibilities; and

•
Internal pay equity among the executives.

We use the competitive analysis to assess our executives’ compensation against the compensation paid to executives in similar positions in the peer group to ensure that the compensation we pay is competitive and fair to our executives and to our shareholders. We generally target compensation opportunities for our executives at the median of the

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market as an initial benchmark. While we use the competitive analysis as a starting point, we also consider the qualitative dimensions of an executive’s role, internal pay equity among our executives, and tenure in the position when setting our executives’ compensation as we do not believe an external benchmark should be the only determinant of compensation.
COMPETITIVE ANALYSIS (BENCHMARKING)
The peer group used for the 2025 competitive analysis consisted of 17 publicly-traded U.S. software companies, most of which are in the enterprise software space, that had revenues and market capitalizations in a range we believe is appropriate. In selecting the peer group, we target companies with revenue within an approximately 0.5x to 2.5x multiple of PTC’s revenue and an approximately 0.5x to 4.0x multiple of PTC’s market capitalization. However, we may include companies with revenue and/or market capitalizations outside these parameters if there is strong product and/or service similarity. We believe the peer group represents the competition for executive talent in our industry. We review the peer group annually to ensure that the companies in the peer group remain relevant and provide meaningful compensation comparisons.
2025 COMPENSATION PEER GROUP
17 Publicly- traded U.S. software companies	• Akamai Technologies, Inc. • ANSYS, Inc. • Autodesk, Inc. • Bentley Systems, Inc. • Cadence Design Systems • CrowdStrike Holdings, Inc.	• Dayforce Inc. • Dynatrace, Inc. • F5, Inc. • Fair Isaac Corporation • Guidewire Software, Inc. • Nutanix, Inc. • Open Text Corporation	• Paycom Software, Inc. • Trimble, Inc. • Tyler Technologies, Inc. • WEX, Inc.
The 2025 peer group differed from the 2024 peer group as described below.
Other Important Elements of Our Compensation Program
Compensation Clawback Policy
We maintain an Executive Compensation Recoupment Policy that complies with Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and Nasdaq Rule 5608 that requires us to recover performance-based compensation paid to an executive officer if such compensation is later determined to have been unearned due to a restatement of our financial results for the performance period. The policy also enables us to recover performance-based compensation from other executives upon such a restatement and from our executive officers and other executives upon correction of prior period operating or other performance measures. Our Executive Compensation Recoupment Policy is filed as Exhibit 97.1 to our 2025 Annual Report on Form 10-K.

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Stock Ownership Requirements
Our executives are required to attain and maintain stock ownership levels of our common stock (options and unvested equity are not counted). For our CEO, that amount is 6x his annual salary and for our other executive officers, that amount is 3x their respective annual salaries. All our executives meet their respective stock ownership requirements.
Timing of Equity Grants
We do not time grants either to take advantage of a depressed stock price or an anticipated increase in stock price and have limited the amount of discretion that can be exercised in connection with the timing of awards. We generally make awards only on pre-determined dates to ensure that awards cannot be timed to take advantage of material non-public information. Our annual executive awards are made in November after public release of the previous year’s financial results and annual awards to our Board of Directors are made on the day of the Annual Meeting of Shareholders.
Awards to executive officers may be made only by the Committee. Other employee awards may be made by either the Committee or by our Chief Executive Officer pursuant to delegated authority. The Committee generally makes awards only at Committee meetings and generally does not make awards in earnings blackout periods (the prophylactic period encompassing the last three weeks of each fiscal quarter through 24 hours after the earnings for that quarter are announced) unless special circumstances exist, such as a new hire or a contractual commitment. Our Chief Executive Officer may make regular awards only on the 15th of the month (or the next business day if the 15th is not a business day), other than in the months of January, April, July, and October because the 15th of each of those months falls in our prophylactic earnings blackout period, and otherwise pursuant to specifically delegated authority, and, in both cases, only up to established values set by the Committee.
Consideration of Stock-Based Compensation Expense and Dilution
We consider the stock-based compensation expense and dilution (burn rate) associated with equity awards to executives and our employees as we develop our overall equity compensation program. The expense associated with the equity awards is equal to the fair value of the equity issued and is amortized over the vesting period of the award. We monitor this expense and dilution to shareholders as we develop our plans and strive to maintain a program that balances the goals of our equity program with the expense and dilution associated with the program.
Severance and Change in Control Arrangements
AGREEMENTS AND CONDITIONS
We maintain severance and change in control arrangements with our executives. The agreements require the executive to execute a non-compete agreement with PTC and to execute a general release of claims as a condition to receiving severance benefits. The agreements are described in more detail under Potential Payments Upon Termination or Change in Control.
The Committee believes that these agreements enable us to motivate and retain our executives in a time of continuing consolidation in our industry and increased competition for executive talent. They provide a measure of earnings security by offering income protection in the form of severance and continued benefits if the executive’s employment is terminated without cause, economic protection for the executive’s family if the executive becomes disabled or dies, and additional protections in connection with a change in control of PTC.
The Committee believes that providing severance to PTC employees, including executives, is an appropriate bridge to subsequent employment if the person’s employment is terminated without cause. This is particularly so for executive- level positions for which the opportunities are typically more limited, and the job search lead time is longer. The agreements also benefit PTC by enabling executives to remain focused on PTC’s business in uncertain times without the distraction of potential job loss.

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The Committee believes these agreements are even more important in the context of a change in control as it believes they will motivate and encourage the executives to be receptive to potential strategic transactions that are in the best interest of shareholders, even if the executive faces potential job loss. The agreements for our executives have “double triggers” so that no equity is accelerated upon a change in control but is accelerated only if the executive is terminated in connection with or after a change in control. The Committee believes this benefits PTC and any potential acquirer because it enables PTC to retain and motivate executives while a potential change in control is pending, provides an acquirer with the ability to retain desired executives using existing equity incentives, and does not provide a one-time benefit to an executive that could undermine those efforts.
PERIODIC REVIEW
The Committee reviews these agreements each year for the executive officers to determine if these agreements should be maintained, modified, or terminated. No changes were made to existing executive agreements in 2025.

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Annual Assessment of Risks Associated with Our Compensation Programs

We assess our compensation plans and programs for employees, including our executives, annually to ensure alignment of the various plans and programs with our business plan and to evaluate the potential risks associated with those plans and programs. For 2025, the Compensation and People Committee retained Pearl Meyer & Partners, the Committee’s independent compensation consultant, to assist the Committee in assessing those risks. Based on this assessment, the Compensation and People Committee concluded that the company’s compensation plans and programs do not create risks that are reasonably likely to have a material adverse effect on PTC.

The Compensation and People Committee regularly considers the risks associated with our executives’ compensation and performance-based compensation when establishing such compensation. We also consider risk and reward when designing our other employees’ compensation plans and programs. The elements described below with respect to such plans and programs were considered when assessing the risks associated with our compensation programs:

A detailed planning process with Compensation and People Committee or executive oversight exists for all compensation programs.

The proportion of an employee’s performance- based pay increases as the responsibility and potential impact of the employee’s position increases, which structure is in line with market practices.

We set performance goals that we believe are reasonable considering past performance and market conditions.

We use different performance measures for our annual incentive plans and our long-term incentive plans.

Our executives’ long-term equity awards are split 50/50, and our CEO’s 40/60, between time-based and performance- based long-term equity to balance the risk associated with performance-based equity with retention provided by time-based equity.

We use RSUs rather than stock options for equity awards because RSUs retain value even if the stock price declines so that employees are less likely to take unreasonable risks to get, or keep, options “in-the- money”.

We generally use time-based vesting over three years for our long-term equity awards to ensure our employees’ interests are aligned with those of our shareholders in the long-term performance of PTC.

Payouts under our performance-based plans result in some compensation after achievement of the performance threshold at levels below full target achievement, rather than an “all-or-nothing” approach.

Upside earning opportunity in our annual cash compensation plans and our performance-based equity is capped.

All functions have a component of their leadership incentive plans tied to overall PTC performance to ensure cross-functional alignment with PTC’s business plan.

Our executive stock ownership policy requires our executives to hold a substantial amount of stock (options and unvested equity do not count), which aligns an appropriate portion of their personal wealth to the long-term performance of PTC.

Our compensation clawback policy enables us to recover incentive compensation paid to an executive officer if it is later determined not to have been earned due to restatement of prior period financial or operating results, thus reducing any incentive to engage in misconduct to meet the targets.

We maintain effective controls and procedures to ensure that amounts are earned and paid in accordance with our plans and programs.

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Compensation and People Committee Report
The Compensation and People Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
COMPENSATION AND PEOPLE COMMITTEE

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Compensation Tables
The discussion, tables and footnotes below describe our named executive officers’ compensation and compensation opportunities for 2025 and outstanding equity as of the end of the year. We discuss our pay for performance compensation philosophy and how we set executive compensation in Compensation Discussion and Analysis above.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Neil Barua(4) President and Chief Executive Officer	2025	$800,000	$21,720,456	$1,620,000	$174,672	$24,315,129
	2024	$800,000	$13,968,399	$1,620,000	$11,504	$16,399,903
	2023	$431,154	$12,710,200	$672,411	$392,408	$14,206,173
Kristian Talvitie EVP, Chief Financial Officer	2025	$575,000	$6,489,497	$776,250	$12,000	$7,852,747
	2024	$575,000	$6,349,268	$776,250	$11,919	$7,712,437
	2023	$515,000	$5,214,356	$695,250	$11,400	$6,436,006
Robert Dahdah EVP, Chief Revenue Officer	2025	$452,308	$12,989,940	$756,000	$11,077	$14,209,325

Aaron von Staats EVP, Chief Legal Officer	2025	$450,000	$4,866,573	$455,625	$10,385	$5,782,582
	2024	$450,000	$3,809,247	$455,625	$10,350	$4,725,222
	2023	$430,000	$3,258,594	$435,375	$9,900	$4,133,869
Catherine Kniker EVP, Chief Marketing and Sustainability Officer	2025	$430,000	$4,494,379	$435,375	$10,350	$5,370,104
	2024	$430,000	$3,174,393	$435,375	$10,222	$4,049,990
	2023	$420,000	$2,857,087	$425,250	$15,494	$3,717,831

(1)
Aggregate grant date fair value of awards. Assumptions made in the valuation of these awards are described in Note 11 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025. For service-based and operating performance-based RSUs, the grant date fair value is equal to the number of RSUs granted multiplied by the closing price of our stock on the Nasdaq Stock Market on the grant date and considers the probability of achievement of any performance measures at the time of grant. For the rTSR performance-based RSUs, the value is determined using a Monte Carlo methodology that considers the probability of achievement of the performance measures at the time of grant. The maximum potential value of the operating and rTSR performance based RSUs is 200% of the target RSUs granted.

Named Executive Officer	Number of 2025 Target Performance-Based RSUs	Maximum Value of Performance-Based RSUs based on Closing Price on Grant Date
Neil Barua	49,622	$19,199,744
Kristian Talvitie	12,922	$4,999,780
Robert Dahdah	11,648	$4,649,649
Aaron von Staats	9,690	$3,749,255
Catherine Kniker	6,460	$2,499,503

(2)
For all years, these amounts were paid in shares of PTC common stock, with the number of shares granted determined by dividing the amount earned by the closing price of a share of PTC common stock on November 20, 2025, November 21, 2024 and November 27, 2023, respectively.

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(3)
For Mr. Talvitie, Mr. Dahdah, Mr. von Staats, and Ms. Kniker, matching contributions under PTC’s 401(k) Savings Plan of $10,500, $10,500, $10,385 and $10,350, respectively. For Mr. Talvitie and Mr. Dahdah, matching contributions under PTC’s Health Savings Account Plan of $1,500 and $577, respectively.

(4)
Mr. Barua’s compensation for 2025 included a matching contribution of $10,500 under PTC’s 401(k) Savings Plan, a matching contribution of $1,500 under PTC’s Health Savings Account Plan, home and digital security costs of $119,879 under PTC’s executive security program, and $42,752 of incremental costs associated with personal use of PTC’s leased corporate aircraft. The lease agreement for PTC’s leased corporate aircraft sets forth the cost of each flight as the sum of (a) the amount of hours flown multiplied by an hourly occupied fee and (b) the amount of hours flown multiplied by an hourly fuel fee. When the corporate aircraft is used for personal use, we consider the entire cost reportable as a perquisite under SEC rules.

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Grants of Plan-Based Awards
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Securities Underlying Stock or Units (#)	Grant Date Fair Value of Stock Awards(1) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Neil Barua President and Chief Executive Officer	11/13/2024(2)	$0	$1,200,000	$2,400,000
	11/13/2024(3)				12,405	24,811	49,622		$9,279,872
	11/13/2024(4)				12,405	24,811	49,622		$6,040,734
	11/13/2024(5)							33,081	$6,399,850
Kristian Talvitie EVP, Chief Financial Officer	11/13/2024(2)	$0	$575,000	$1,150,000
	11/13/2024(3)				3,230	6,461	12,922		$2,416,548
	11/13/2024(4)				3,230	6,461	12,922		$1,573,060
	11/13/2024(5)							12,922	$2,499,890
Robert Dahdah EVP, Chief Revenue Officer	12/9/2024(2)	$0	$560,000	$1,120,000
	12/9/2024(3)				2,912	5,824	11,648		$2,247,326
	12/9/2024(4)				2,912	5,824	11,648		$1,417,969
	12/9/2024(5)							11,648	$2,324,824
	12/9/2024(6)							35,071	$6,999,821
Aaron von Staats EVP, Chief Legal Officer	11/13/2024(2)	$0	$337,500	$675,000
	11/13/2024(3)				2,422	4,845	9,690		$1,812,140
	11/13/2024(4)				2,422	4,845	9,690		$1,179,612
	11/13/2024(5)							9,691	$1,874,821
Catherine Kniker EVP, Chief Marketing and Sustainability Officer	11/13/2024(2)	$0	$322,500	$645,000
	11/13/2024(3)				1,615	3,230	6,460		$1,208,080
	11/13/2024(4)				1,615	3,230	6,460		$786,408
	11/13/2024(5)							6,461	$1,249,945
	11/13/2024(7)							6,461	$1,249,945

(1)
For all RSUs other than the rTSR RSUs, the grant date fair value was calculated by multiplying the number of RSUs granted by the closing price of a share of our common stock on the Nasdaq Stock Market on the grant date and applying the likelihood of any performance measures being achieved. For the rTSR RSUs, the grant date fair value was determined using a Monte Carlo valuation.

(2)
Awards under our annual corporate incentive plan (“CIP”). Amounts earned were paid in common stock valued at the fair market value on the date delivered. Each executive could earn a maximum of 200% of such executive’s CIP Target bonus; however, as the aggregate amount payable to all executives was limited to the actual Free Cash Flow performance achieved multiplied by the aggregate of the executives’ CIP Target bonuses, not all executives could be paid 200% of their respective CIP Target bonuses. Amounts paid are shown in the Summary Compensation Table.

(3)
Performance-based RSUs eligible to vest over three years to the extent the ARR performance measures are met for each of 2025, 2026 and 2027. Only one-third of the RSUs granted are eligible to be earned for each of 2025, 2026 and 2027. RSUs not earned in a year are forfeited.

(4)
Performance-based RSUs eligible to vest in 2027 to the extent the three-year relative TSR performance measure is met. RSUs not earned for the three-year performance period are forfeited.

(5)
Time-based RSUs that vest in three substantially equal installments in November 2025, 2026 and 2027.

(6)
Time-based RSUs that vest in three relatively equal installments in December 2025, 2026 and 2027.

(7)
Time-based retention RSUs that vest in three substantially equal installments in November 2025, 2026 and 2027.

50	2026 PROXY STATEMENT

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Outstanding Equity Awards at Fiscal Year End
	Stock Awards
			Equity Incentive Plan Awards
	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Neil Barua President and Chief Executive Officer	23,704 (5)	$4,812,386	11,852(9)	$2,406,193
	33,081(6)	$6,716,105	17,778(10)	$3,609,290
	7,628 (13)	$1,548,637	24,811(11)	$5,037,129
	11,471(14)	$2,328,842	24,811(12)	$5,037,129
Kristian Talvitie EVP, Chief Financial Officer	5,134 (4)	$1,042,305	2,567 (7)	$521,152
	10,774(5)	$2,187,337	7,702(8)	$1,563,660
	12,922(6)	$2,623,424	5,387(9)	$1,093,669
			8,081(10)	$1,640,605
			6,461(11)	$1,311,712
			6,461(12)	$1,311,712
Robert Dahdah EVP, Chief Revenue Officer	11,648(6)	$2,364,777	5,824(11)	$1,182,388
	35,071(15)	$7,120,114	5,824(12)	$1,182,388
Aaron von Staats EVP, Chief Legal Officer	3,209(4)	$651,491	1,604(7)	$325,644
	6,464(5)	$1,312,321	4,813(8)	$977,135
	9,691(6)	$1,967,467	3,232(9)	$656,161
			4,848(10)	$984,241
			4,845(11)	$983,632
			4,845(12)	$983,632
Catherine Kniker EVP, Chief Marketing and Sustainability Officer	2,567(4)	$521,152	1,283(7)	$260,475
	5,387(5)	$1,093,669	3,851(8)	$781,830
	6,461(6)	$1,311,712	2,693(9)	$546,733
	710(16)	$144,144	4,040(10)	$820,201
	6,461(17)	$1,311,712	3,230(11)	$655,755
			3,230(12)	$655,755

(1)
The unvested restricted stock unit (RSU) awards shown in this column are subject to time-based vesting.

(2)
The market value of unvested RSUs was calculated as of September 30, 2025 based on the closing price of a share of our common stock on the NASDAQ Global Select Market on September 30, 2025 of $203.02.

(3)
The unvested RSUs shown in this column are subject to performance-based vesting.

(4)
FY23 time-based RSUs that vested on November 15, 2025.

(5)
FY24 time-based RSUs that vest in two equal installments on November 15, 2025 and 2026.

(6)
FY25 time-based RSUs that vest in three substantially equal installments on November 15, 2025, 2026 and 2027.

(7)
FY23 performance-based ARR RSUs that vested on November 15, 2025.

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(8)
FY23 performance-based rTSR RSUs that vested on November 15, 2025.

(9)
FY24 performance-based ARR RSUs that vest to the extent earned in November 2025 and 2026.

(10)
FY24 performance-based rTSR RSUs that vest to the extent earned in November 2026.

(11)
FY25 performance-based ARR RSUs that vest to the extent earned in November 2025, 2026 and 2027.

(12)
FY25 performance-based rTSR RSUs that vest to the extent earned in November 2027.

(13)
Time-based RSUs that vest on January 12, 2026.

(14)
Time-based RSUs that vest on August 15, 2026.

(15)
Time-based RSUs that vest in three relatively equal installments in December 2025, 2026 and 2027.

(16)
Time-based promotion RSUs that vest on March 15, 2026.

(17)
Time-based RSUs that vest in three substantially equal installments on November 15, 2025, 2026 and 2027.

Options Exercised and Stock Vested
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Neil Barua President and Chief Executive Officer	53,674	$10,205,578
Kristian Talvitie EVP, Chief Financial Officer	33,244	$6,316,692
Robert Dahdah EVP, Chief Revenue Officer	—	—
Aaron von Staats EVP, Chief Legal Officer	21,639	$4,111,626
Catherine Kniker EVP, Chief Marketing and Sustainability Officer	17,426	$3,273,805
Grant Date	Grant Date Share Value	Vest Date	Vest Date Share Value	Neil Barua	Kristian Talvitie	Robert Dahdah	Aaron von Staats	Catherine Kniker
				# RSUs	# RSUs	# RSUs	# RSUs	# RSUs
11/17/2021	$119.64	11/15/2024	$190.01		16,093		11,140	7,426
5/31/2022	$116.53	5/15/2025	$171.80					715
11/16/2022	$129.83	11/15/2024	$190.01		8,369		5,230	4,184
1/12/2023	$131.09	1/12/2025	$182.38	22,884
3/13/2023	$117.33	3/15/2025	$155.80					710
7/27/2023	$145.29	8/15/2025	$205.84	11,471
11/15/2023	$154.68	11/15/2024	$190.01	19,319	8,782		5,269	4,391

52	2026 PROXY STATEMENT

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Potential Payments Upon Termination or Change in Control
We have agreements with our executive officers that provide the benefits described below in connection with certain terminations or a change in control of PTC. We describe our reasons for providing these benefits in Compensation Discussion and Analysis — Other Important Elements of Our Compensation Programs — Severance and Change in Control Arrangements.
To receive the payments and benefits described below, the executive must execute a release of claims against PTC. The executive also must continue to comply with the material terms of the agreement and the terms of the executive’s Proprietary Information Agreement with PTC, which remains in effect after the termination of the executive’s employment.
SUMMARY OF EXECUTIVE AGREEMENT TERMS REGARDING COMPENSATION
ON CHANGE-IN-CONTROL AND CERTAIN TERMINATIONS
Name	Compensation	Event or Circumstances of Termination or Event
		Termination without Cause or Resignation for Other Reason(1)	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years Following a Change in Control	Disability or Death
Neil Barua President and Chief Executive Officer	Base Salary	2x	—	—	2x	—
	Target Bonus	2x	—	—	2x	—
	Pro-Rated Target Bonus	1x Pro-Rated	—	1x Pro-Rated	1x Pro Rated less Amount Paid on CIC	—
	Accelerated Equity	1 Year	—	—	100%	100%
	Benefits Continuation	18 Months	—	—	2 Years	—
	Payment Term	Upon Event	—	Upon Event	Upon Event	Upon Event
	Gross-Up Payment	—	—	—	—	—

(1)
“Other Reason” is defined and limited within Mr. Barua’s Executive Agreement to circumstances in which his title, responsibilities, or compensation are substantially reduced, material uncured breaches of our agreements with him, or his principal office of employment is relocated such that his commute increases by more than fifty miles.

	Compensation	Event or Circumstances of Termination or Event
Name		Termination without Cause	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years Following a Change in Control	Disability or Death
Other NEOs	Base Salary	1x	—	—	1x	—
	Target Bonus	1x	—	—	1x	—
	Pro-Rated Target Bonus	—	—	1x Pro-Rated	—	—
	Accelerated Equity(1)	1 Year	—	—	100%	100%
	Benefits Continuation	1 Year	—	—	1 Year	—
	Payment Term	Upon Event		Upon Event	Upon Event	Upon Event
	Gross-Up Payment	—	—	—	—	—

(1)
For Ms. Kniker only, in connection with a termination without cause, all unvested RSUs under a retention grant made in November 2024 will remain outstanding and continue to vest in accordance with their terms.

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PAYMENTS ON CHANGE-IN-CONTROL AND TERMINATIONS IF SUCH EVENTS HAD
OCCURRED ON SEPTEMBER 30, 2025
	Event or Circumstances of Termination
Name	Termination without Cause or Resignation for Specified “Other Reason”	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years following a Change in Control	Disability or Death
Neil Barua President and Chief Executive Officer
Base Salary	$1,600,000	—	—	$1,600,000	—
Target Bonus	$2,400,000	—	—	$2,400,000	—
Pro-Rated Target Bonus	$1,200,000	—	$1,200,000	—	—
Accelerated Equity	$11,404,649	—	—	$31,495,711	$31,495,711
Benefits Continuation	$52,938	—	—	$70,963	—
Total	$16,657,587	$0	$1,200,000	$35,566,674	$31,495,711
	Event or Circumstances of Termination
	Termination without Cause	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years following a Change in Control	Disability or Death
Kristian Talvitie Executive Vice President, Chief Financial Officer
Base Salary	$575,000	—	—	$575,000	—
Target Bonus	$575,000	—	—	$575,000	—
Pro-Rated Target Bonus	—	—	$575,000	—	—
Accelerated Equity	$6,079,637	—	—	$13,295,577	$13,295,577
Benefits Continuation	$23,049	—	—	$23,049	—
Total	$7,252,686	$0	$575,000	$14,468,626	$13,295,577

54	2026 PROXY STATEMENT

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	Event or Circumstances of Termination
	Termination without Cause	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years following a Change in Control	Disability or Death
Robert Dahdah Executive Vice President, Chief Revenue Officer
Base Salary	$560,000	—	—	$560,000	—
Target Bonus	$560,000	—	—	$560,000	—
Pro-Rated Target Bonus	—	—	$560,000	—	—
Accelerated Equity	$3,674,662	—	—	$11,849,668	$11,849,668
Benefits Continuation	$12,028	—	—	$12,028	—
Total	$4,806,690	$0	$560,000	$12,981,696	$11,849,668
Aaron von Staats Executive Vice President, Chief Legal Officer
Base Salary	$450,000	—	—	$450,000	—
Target Bonus	$337,500	—	—	$337,500	—
Pro-Rated Target Bonus	—	—	$337,500	—	—
Accelerated Equity	$3,922,346	—	—	$8,841,724	$8,841,724
Benefits Continuation	$25,797	—	—	$25,797	—
Total	$4,735,643	$0	$337,500	$9,655,021	$8,841,724
Catherine Kniker Executive Vice President, Chief Marketing and Sustainability Officer
Base Salary	$430,000	—	—	$430,000	—
Target Bonus	$322,500	—	—	$322,500	—
Pro-Rated Target Bonus	—	—	$322,500	—	—
Accelerated Equity	$3,621,268	—	—	$8,103,137	$8,103,137
Continued Equity Vesting	$874,407	—	—	—	—
Benefits Continuation	—	—	—	—	—
Total	$5,248,175	$0	$322,500	$8,855,637	$8,103,137

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Additional Compensation Matters
Pay Ratio Disclosure
In accordance with SEC rules, we calculated the ratio between the 2025 compensation of our CEO and the median of 2025 compensation of all our other employees, which pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules.
Using reasonable estimates and assumptions permitted under the SEC rules, we gathered the annualized base salary and annual target incentive compensation for all employees worldwide, other than our CEO, to identify the median employee. We then calculated the 2025 median employee compensation to be $90,135 based on the methodology used for the Summary Compensation Table. Our CEO’s 2025 compensation, as disclosed in the Summary Compensation Table, was $24,315,129, resulting in a ratio of 270:1 between our CEO’s 2025 compensation and the 2025 median employee compensation.
To put this ratio into context, we note that we have a worldwide employee population, with approximately 68% of our employees located outside the U.S. where the competitive amounts we pay differ by country and region. The competitive compensation rates we pay in those countries significantly impact the pay ratio.
We also note that the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have a different geographic distribution of employees, different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
Pay versus Performance Disclosure
The table below has been prepared in accordance with the SEC’s pay versus performance (“PvP”) rules. The PvP rules create a definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared to certain performance measures as required by the SEC. In determining CAP for our principal executive officer (our “PEO”) and our named executive officers, we are required to make various adjustments to amounts reported in the Summary Compensation Table for this year and in previous years, as the SEC’s valuation methods for this section differ from those required for the Summary Compensation Table. The CAP data reflected in the table below may not reflect amounts actually realized or that will be realized by our named executive officers. A significant portion of the CAP amounts shown relates to changes in values of unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future changes in value based on changes in our stock price.
The Compensation and People Committee does not use CAP as the basis for making compensation decisions. Refer to Compensation Discussion and Analysis above to understand how the Committee makes compensation decisions.

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Year (a)	Summary Compensation Table Total for PEO (Barua)(1) (b)	Compensation Actually Paid to PEO (Barua)(1) (c)	Summary Compensation Table Total for PEO (Heppelmann)(2) (b)	Compensation Actually Paid to PEO (Heppelmann)(2) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)(4) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)(4) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)(6) (h)	Free Cash Flow (in millions)(7) (i)
							Total Shareholder Return (f)	Peer Group Total Shareholder Return(5) (g)
2025	$24,315,129	$22,858,151	—	—	$8,303,690	$8,236,971	$245.43	$284.85	$733.9	$856.7
2024	$16,399,903	$20,100,143	$13,452,534	$18,794,144	$6,151,234	$7,980,418	$218.40	$222.15	$376.3	$735.6
2023	—	—	$15,617,171	$32,849,065	$7,940,226	$9,964,001	$171.28	$145.51	$245.5	$587.0
2022	—	—	$12,887,115	$10,443,199	$3,899,861	$4,250,523	$126.45	$103.12	$313.1	$415.8
2021	—	—	$13,048,375	$43,610,760	$4,349,703	$6,216,716	$144.81	$128.90	$476.9	$344.1
(1)
Mr. Barua has served as our PEO since February 14, 2024 (“First PEO”). The amount deducted from the Summary Compensation Table (“SCT”) total to calculate Compensation Actually Paid (“CAP”) to the First PEO for 2025 includes ($21,720,456) for the grant date fair value of stock awards. Amounts added to (or subtracted from) the SCT for 2025 also include: $19,054,836 for the fair value of stock awards that were granted in the year and remain outstanding at the end of the year; $699,947 for the change in fair value of stock awards that were granted in prior years and remain outstanding at the end of the year; and $508,696 for the change in fair value of stock awards that were granted in prior years and vested during the year.

(2)
Mr. Heppelmann served as our PEO during 2021 and through February 13, 2024 (“Second PEO”).

(3)
For 2025, Kristian Talvitie, Robert Dahdah, Aaron von Staats, and Catherine Kniker were the Non-PEO NEOs. For 2024, Kristian Talvitie, Michael DiTullio, Catherine Kniker, and Aaron von Staats were the Non-PEO NEOs. For 2023, Neil Barua, Kristian Talvitie, Michael DiTullio, and Aaron von Staats were the Non-PEO NEOs. For 2022, Kristian Talvitie, Michael DiTullio, Catherine Kniker, Aaron von Staats, and Troy Richardson were the Non-PEO NEOs. For 2021, Kristian Talvitie, Michael DiTullio, Aaron von Staats, Troy Richardson, and Kathleen Mitford were the Non-PEO NEOs.

(4)
Amounts deducted from the Average SCT total to calculate Average CAP to the Non-PEO NEOs for 2025 include ($7,210,097) for the average grant date fair value of stock awards. Amounts added to (or subtracted from) the Average SCT for 2025 include: $6,706,051 for the average fair value of stock awards that were granted in the year and remain outstanding at the end of each respective year; $277,856 for the average change in fair value of stock awards that were granted in prior years and remain outstanding at the end of each respective year; and $159,472 for the average change in fair value of stock awards that were granted in prior years and vested during each respective year.

(5)
The peer group used for the Peer Group Total Shareholder Return was the S&P 500 Information Technology Index.

(6)
As reported in our Consolidated Statements of Operations for the applicable fiscal reporting year, as provided under Part II Item 8 of our Annual Report on Form 10-K.

(7)
We have identified free cash flow as the company-selected measure to be included in this table, as it represents the most important financial performance measure, not otherwise required to be disclosed in the table, used to link CAP to our executive officers to our performance. See Appendix A for the definition of free cash flow, a non-GAAP financial measure, and its reconciliation to the most directly comparable GAAP measure.

Relationship between Compensation Actually Paid Disclosed in the Pay Versus Performance Table and Other Table Elements
As between the compensation of our PEO and the Non-PEO NEOs shown in the Summary Compensation Table and Compensation Actually Paid (CAP) calculated and reflected in the Pay versus Performance Table, the equity awards in the Summary Compensation Table (SCT) reflect the grant date fair value of the equity awards for that year, while the CAPs reflect adjustments to the fair value of unvested and vested equity awards during the years shown in the Pay Versus Performance Table. Accordingly, neither the Summary Compensation Table nor the Pay versus Performance Table reflect the actual amounts that will be received by our PEO and non-PEO NEOs upon vesting of those awards.
In 2025, Mr. Barua’s (First PEO) CAP amount and our Non-PEO NEO’s average CAP amount are less than their respective SCT and average SCT amounts, primarily driven by the decrease in the actual and forecasted achievement percentages of our ARR operating performance PRSUs as of 2025 fiscal year-end compared to the grant date of these awards,

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despite strong year-over-year ARR growth. The lower achievement percentages of these awards as of 2025 fiscal year-end compared to the grant date demonstrates the rigor of our performance targets.
Our First PEO’s CAP amount and our Non-PEO NEO’s average CAP amount increased compared to the 2024 CAP amounts. This correlates with our increase in share price, total shareholder return and peer group total shareholder return year-over-year. Generally, PEO and Non-PEO NEO CAP directionally align with our cumulative total shareholder return, with the increases and decreases in our stock price increasing or decreasing total shareholder return and, as a result, the achievement assumptions and actual achievement under outstanding relative TSR performance-based RSUs, as well as increases or decreases in our stock prices impacting the vest date value of RSUs. Our outstanding relative TSR performance-based RSUs use a subset of companies in the S&P 500 Information Technology group for the comparison group, further aligning the performance of our peer group total shareholder return with our CAP amounts.
Free Cash Flow was the performance measure under the 2025 annual corporate incentive plan. As Free Cash Flow increases, estimated and actual achievement under those outstanding performance-based RSUs increase. As none of the outstanding performance based RSUs were tied to net income, net income does not significantly affect CAP.
The compensation decisions for our First PEO and Non-PEO NEOs are described in Compensation Discussion and Analysis.
Performance Measures
We consider the list below to be our most important metrics that link compensation paid to our PEO and other Named Executive Officers to our performance, as they are the key metrics that determine the payouts under our annual Corporate Incentive Plan and Performance-Based RSUs.
Free Cash Flow
Adjusted Free Cash Flow
Annual Run Rate (ARR)
Relative TSR

58	2026 PROXY STATEMENT

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AUDITOR MATTERS
PROPOSAL 3
Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for 2026

We are asking shareholders to confirm the Audit Committee’s selection of PricewaterhouseCoopers LLP, a registered public accounting firm, as PTC’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

Although shareholder confirmation of the selection of PricewaterhouseCoopers LLP is not required by law or our By-Laws, and this vote is only advisory, the Board believes that it is advisable to give shareholders an opportunity to provide guidance on this selection. If this confirmation is not received, the Board will request that the Audit Committee review and reconsider its selection of PricewaterhouseCoopers LLP.

The Board of Directors recommends that you vote FOR the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
Engagement of Independent Auditor and Approval of Professional Services and Fees
The Audit Committee is responsible for the selection of independent auditor each year and has selected PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the current year. PwC has served in this role since 1992. Representatives of PwC attended all meetings of the Audit Committee in 2025.
Independence of PricewaterhouseCoopers LLP
In order to ensure continued auditor independence, the Audit Committee periodically considers whether there should be a rotation of our independent auditor. The Audit Committee concluded that many factors contribute to the continued support of PwC’s independence, including:
•
Oversight by the Public Company Accounting Oversight Board (PCAOB) through the establishment of audit, quality, ethics, and independence standards in addition to conducting audit inspections;

•
PCAOB requirements for audit partner rotation; and

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•
Limitations imposed by regulation and by the Audit Committee on non-audit services provided by PwC.

Under the auditor independence rules, PwC reviews its independence each year and delivers to the Audit Committee a letter addressing matters prescribed under those rules.
As part of ensuring audit quality, PwC lead audit partners and quality review partners are required to rotate off engagements every five years and other audit partners every seven years. The Audit Committee regards this required partner rotation as striking an appropriate balance between bringing “fresh eyes” to the audit and maintaining a deep understanding of our operations, in part, through continuity of other audit team members. The Audit Committee regards having an independent auditor with a thorough understanding of our operations and the complex accounting rules applicable to our operations as an important benefit of retaining PwC as the independent auditor. As an additional measure to ensure audit quality, PwC practice leaders use systems and processes to manage current and successor PwC audit partners’ portfolios, including understanding their skills and capacity to maintain audit quality.
Policy on Independent Auditor Audit and Non-Audit Services
The Audit Committee is responsible for approving all services to be provided by the independent auditor. Accordingly, the Audit Committee has adopted a policy for the engagement of the independent auditor that is intended to maintain the independent auditor’s independence from PTC. In adopting the policy, the Audit Committee considered the various services that the independent auditor has historically performed or may be asked to perform in the future. The Audit Committee establishes and monitors limits on the amount of audit and non-audit services that we may obtain from PwC.
The policy:
•
Approves the performance by the independent auditor of certain types of services (principally audit-related and tax), subject to restrictions in some cases, based on the Audit Committee’s determination that engaging the auditor for such services would not be likely to impair the independent auditor’s independence from PTC.

•
Requires that management obtain the specific prior approval of the Audit Committee for each engagement of the independent auditor to perform other types of permitted services.

•
Prohibits the performance by the independent auditor of certain types of services due to the likelihood that its independence would be impaired.

Any approval required under the policy must be given by the Audit Committee, by the Chair of the Audit Committee in office at the time, or by any other Audit Committee member to whom the Audit Committee has delegated that authority. The Audit Committee does not delegate its responsibilities to approve services performed by the independent auditor to any member of management.
The standard applied by the Audit Committee in determining whether to grant approval of any engagement of the independent auditor is whether the services to be performed, the compensation to be paid therefor and other related factors are consistent with the independent auditor’s independence under guidelines of the Securities and Exchange Commission, the Public Company Accounting Oversight Board, and applicable professional standards.
The Audit Committee considers:
•
Whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of PTC’s financial statements;

•
Whether the independent auditor would be functioning in the role of management or in an advocacy role;

•
Whether performance of the service by the independent auditor would enhance PTC’s ability to manage or control risk or improve audit quality;

•
Whether performance of the service by the independent auditor would increase efficiency because of the auditor’s familiarity with PTC’s business, personnel, culture, systems, risk profile and other factors; and

•
Whether the amount of fees involved, or the proportion of the total fees payable for tax and other non-audit services, would tend to reduce the independent auditor’s ability to exercise independent judgment in performing the audit.

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PricewaterhouseCoopers LLP Services and Fees
The table below shows the fees we paid for professional services rendered by PricewaterhouseCoopers LLP for 2025 and 2024. All the fees disclosed below were pre-approved by the Audit Committee in accordance with our policy on Independent Auditor Audit and Non-Audit Services.
Type of Professional Service	2025 ($)	2024 ($)
Audit	3,216,666	3,463,198
Audit-Related	—	—
Tax(1)	2,614,462	3,150,000
All Other(2)	2,000	2,000
Total	5,831,128	6,615,198

(1)
Fees for tax compliance and tax planning and tax advice services, as follows:

Type of Tax Service	2025 ($)	2024 ($)
Tax Preparation and Related Compliance Services (preparation of tax returns, claims for refunds, and tax payment planning services)	1,000,000	1,000,000
Other Tax Services (tax planning and advice services and assistance with tax audits)	1,614,462	2,150,000
Total	2,614,462	3,150,000

(2)
Fees for accounting research and compliance software.

Attendance at the Annual Meeting
Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Annual Meeting.

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Report of the Audit Committee
The Audit Committee:
•
Reviewed and discussed the audited financial statements for 2025 with management and with PricewaterhouseCoopers LLP;

•
Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the U.S. Securities and Exchange Commission and the Public Company Accounting Oversight Board;

•
Discussed with PricewaterhouseCoopers LLP its independence from PTC and its management, including the matters in the letter and written disclosures received from PricewaterhouseCoopers LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence; and

•
Considered whether the independent auditor’s provision of the non-audit related services to PTC that are described above is compatible with maintaining independence.

Based on the Audit Committee’s review and discussions with management and PricewaterhouseCoopers LLP and the Audit Committee’s review of the independent auditor’s report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in PTC’s Annual Report on Form 10-K for the year ended September 30, 2025 filed with the Securities and Exchange Commission.
AUDIT COMMITTEE

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INFORMATION ABOUT PTC COMMON STOCK OWNERSHIP
Shareholders Who Own at Least 5% of PTC
The following table shows all persons we believe to be beneficial owners of more than 5% of PTC common stock as of November 30, 2025.
Shareholder	Number of Shares Beneficially Owned(1) (#)	Percentage of Common Stock Outstanding(2)
T. Rowe Price Investment Management, Inc. 101 E. Pratt Street Baltimore, MD 21201	17,783,204(3)	14.90%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	13,535,231(4)	11.34%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	12,258,557(5)	10.27%

(1)
Beneficial owners of PTC common stock are those who have the power to vote or to sell that stock. Our information is based on reports filed with the Securities and Exchange Commission (SEC) by the firms listed.

(2)
For purposes of determining the percentage of common stock outstanding, the number of shares deemed outstanding consists of the 119,364,941 shares outstanding as of November 30, 2025.

(3)
As reported on Schedule 13G/A filed on November 14, 2025, T. Rowe Price is an investment adviser that has sole voting power of 17,052,463 of such shares and sole dispositive power over 17,781,388 of such shares.

(4)
As reported on Schedule 13G/A filed February 13, 2024 The Vanguard Group is an investment adviser that has shared voting power over 150,203 of such shares, sole dispositive power over 13,037,186 of such shares and shared dispositive power over 498,045 of such shares.

(5)
As reported on Schedule 13G/A filed February 5, 2025, BlackRock, Inc. is a parent holding company that has beneficial ownership of the shares reported through its subsidiaries. BlackRock has sole voting power over 11,382,524 of such shares and sole dispositive power over all 12,258,557 shares.

2026 PROXY STATEMENT	63

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Stock Owned by Directors and Officers
The following table shows the PTC common stock beneficially owned by PTC’s current directors, executive officers, and named executive officers, as well as those persons as a group, as of November 30, 2025.
Director or Officer Name	Number of Shares Beneficially Owned(1) (#)	Percentage of Common Stock Outstanding(2)
Mark Benjamin	9,683	*
Robert Bernshteyn	1,765	*
Janice Chaffin	41,976	*
Amar Hanspal	8,816	*
Michal Katz	3,375	*
Paul Lacy(3)	53,893	*
Corinna Lathan	7,604	*
James Lico(4)	—	—
Trac Pham(5)	—	—
Neil Barua(6)	89,164	*
Kristian Talvitie	67,335	*
Robert Dahdah	6,178	*
Catherine Kniker	26,302	*
Jon Stevenson	436	*
Aaron von Staats	28,789	*
All directors and executive officers (15 persons)	345,136	*

*
Less than 1%.

(1)
Shares beneficially owned based on information available to us and applicable regulations. This does not constitute an admission by any shareholder that such shareholder beneficially owns the shares listed. Unless otherwise indicated, each shareholder has sole voting and investment power over the shares listed.

(2)
For purposes of determining the percentage of common stock outstanding held by any person, the number of shares deemed outstanding consists of the 119,364,941 shares outstanding as of November 30, 2025, plus 7,628 shares that would be acquired by Mr. Barua upon vesting of RSUs on or before January 29, 2026.

(3)
Includes 42,000 shares held indirectly in a trust.

(4)
Mr. Lico joined the Board on October 13, 2025 and was granted 2,262 RSUs that will vest first in part on February 11, 2026.

(5)
Mr. Pham joined the Board on March 17, 2025 and was granted 3,792 RSUs that will vest first in part on February 11, 2026.

(6)
Includes 7,628 shares that would be acquired by Mr. Barua upon vesting of RSUs on or before January 29, 2026.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
2026 ANNUAL MEETING OF SHAREHOLDERS
WHEN	Virtual	RECORD DATE
Wednesday, February 11, 2026 11:15 a.m. EST	Virtual Meeting Website: www.vitualshareholdermeeting.com/PTC2026	All shareholders as of the record date, December 12, 2025, have the right to attend and vote at the Annual Meeting
HOW TO VOTE
ONLINE	SCAN	BY PHONE	BY MAIL	AT MEETING
at www.proxyvote.com	the QR code on your proxy card or notice using your mobile device	touch-tone if you received a printed version of these proxy materials	if you received a printed version of these proxy materials	attend the virtual meeting at the website address provided above
Whether you plan to attend the Annual Meeting or not, we encourage you to vote promptly. Voting before the Annual Meeting will not affect your right to attend the Annual Meeting.
Proposals to Be Voted on at the Meeting and Voting Standard
Proposal		Board Recommendation	Vote Required(1)	Broker Discretionary Voting Allowed
1	Elect eight directors to serve until the 2027 Annual Meeting of Shareholders	FOR all director nominees	Plurality(2)	No
2	Advisory vote to approve the compensation of our named executive officers (Say-on-Pay)	FOR	Majority of Shares Present and Entitled to Vote	No
3	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP our independent registered public accounting firm for 2026	FOR	Majority of Shares Present and Entitled to Vote	Yes

(1)
Plurality means that the nominees for director receiving the greatest number of “For” votes will be elected. Broker discretionary voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

(2)
PTC has a majority voting policy under which a director who receives more “Withhold” votes than “For” votes is required to tender his or her resignation and the Corporate Governance Committee is required to evaluate the proposed resignation and announce its decision with respect to such resignation.

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Effect of Broker Non-Votes, Abstentions, and Withhold Votes
If your broker or bank does not vote on any proposal because it has not received instructions from you and is not permitted to vote in its discretion (a broker non-vote), it will not count as a vote for or against any proposal. If you abstain from voting on a proposal, it will not count as a vote for or against that proposal. A “withhold” vote with respect to a director nominee will have no effect on the election of the nominees. Broker non-votes and abstentions will be counted towards the quorum requirement.
Voting by Proxy
When you vote, you are giving your “proxy” to the individuals we have designated to vote your shares at the meeting as you direct. If you do not make specific choices, they will vote your shares in accordance with the Board’s recommendations as set forth above. If any matter not listed in the Notice of Meeting is properly presented at the Annual Meeting, they will vote your shares in accordance with their best judgment. As of the date hereof, we knew of no matters that needed to be acted on at the meeting other than as discussed in this proxy statement.
If you wish to vote at the Annual Meeting despite having voted previously, you may do so by following the procedure described below under Revoking Your Proxy.
Revoking Your Proxy
You may attend the Annual Meeting if you have already voted, whether or not you intend to vote at the meeting. If you have voted, you do not need to revoke your proxy to attend the Annual Meeting or to vote at the meeting. You may change your vote after you have voted until 11:59 p.m. EST on February 10, 2026, or you may vote at the Annual Meeting. If you vote again, including at the Annual Meeting, your vote will supersede your earlier vote and you do not need to send a notice of revocation or follow any other process to revoke your earlier vote. If you want to revoke your proxy and not vote again, you may revoke your proxy as follows. If you hold your shares through a brokerage or other firm and did not vote by mailing a proxy card as your last vote, you must follow the procedures required by that firm; you should contact that firm for information about its procedures. If you hold your shares directly rather than through a brokerage or other firm or last voted by mailing a proxy card, you should send a notice of revocation to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Attendance at the Virtual Annual Meeting
The Annual Meeting will be held online on Wednesday, February 11, 2026, at 11:15 a.m. EST, at www.virtualshareholdermeeting.com/PTC2026. Shareholders will have the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically, submit questions, and receive technical support during the online meeting.
If you were a shareholder at the close of business on December 12, 2025 (the Record Date), you may attend the Annual Meeting. To be admitted to the Annual Meeting, navigate to www.virtualshareholdermeeting.com/PTC2026 and enter the 16-digit control number found on your proxy card, voting instruction form, or Notice of Availability of Proxy Materials. If you are a beneficial holder, you may contact your broker or other institution where you hold your account if you have questions about obtaining your control number. On February 11, 2026, you may begin to log into the meeting platform beginning at 11:00 a.m. EST; the meeting will begin promptly at 11:15 a.m. EST.
You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.
You may also submit questions during the Annual Meeting using the applicable fields on the meeting website. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

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The rules and procedures applicable to the Annual Meeting will be available to participating shareholders on the meeting website during the meeting.
Confidentiality of Voting and Tabulation of the Votes
We keep all the proxies, ballots and voting tabulations confidential. Broadridge Financial Solutions, Inc. acts as tabulator and will forward to management any written comments that you make on the proxy card without providing your name.
Announcement of Voting Results
We will provide the voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the Annual Meeting.
Costs of Soliciting Proxies
PTC will pay all the costs of soliciting proxies. In addition to mailing the notices and providing these proxy materials, our directors and employees may solicit proxies by telephone or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees, and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.
Questions and Requests
Questions and Requests Related to the Annual Meeting.   Shareholders should contact PTC Investor Relations as indicated below for questions related to the Annual Meeting. Shareholders may also contact Investor Relations to inspect the list of shareholders of record entitled to vote at the Annual Meeting for any legally valid purpose beginning two business days after the date of this proxy statement. Such list will also be available for inspection at the Annual Meeting to participating shareholders of record.
Requests for Additional Copies of Our Annual Report on Form 10-K.   A copy of our 2025 Annual Report, which includes our Annual Report on Form 10-K for the year ended September 30, 2025, was made available with this Proxy Statement. You may obtain another copy of our Annual Report on Form 10-K free of charge on our website at www.ptc.com or by contacting PTC Investor Relations at:
Investor Relations PTC Inc. 121 Seaport Boulevard Boston, MA 02210	(781) 370-5000	Investor@ptc.com
Questions about your ownership of PTC common stock.   You should contact your broker or other agent through which you hold your shares. If you hold your shares in registered form rather than through a broker or other agent, you should contact our transfer agent:
Equiniti Trust Company
6201 15th Avenue
Brooklyn, NY 11219
800.468.9716
shareowneronline.com

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OTHER GOVERNANCE DISCLOSURES AND MATTERS
Our Executive Officers
Neil Barua, President and Chief Executive Officer, age 48, has served as our Chief Executive Officer since February 2024. He served as our CEO-Elect from July 2023 through February 2024, and as the President of our Service Lifecycle Management business from January 2023 through July 2023. Mr. Barua was the Chief Executive Officer of ServiceMax, Inc. from April 2019 through January 2023, when PTC acquired ServiceMax.
Kristian Talvitie, Executive Vice President, Chief Financial Officer, age 55, has served as our Chief Financial Officer since May 2019.
Robert Dahdah, Executive Vice President, Chief Revenue Officer, age 57, has served as our Chief Revenue Officer since December 2024. Before joining PTC, he served as Corporate Vice President, Industry and Partner Sales, Health & Life Sciences, Microsoft Corporation from August 2023 through December 2024, as Chief Revenue Officer, Nuance Communications, from April 2019 through August 2023, and as Executive Vice President, Global Sales, BenefitFocus from July 2017 through April 2019.
Jon Stevenson, Executive Vice President, Chief Product Officer, age 65, has served as our Chief Product Officer since August 2025. Before joining PTC, he served as Chief Technology Officer at Stratasys, Ltd., an industrial 3D printing company, from September 2014 through March 2019.
Aaron von Staats, Executive Vice President, Chief Legal Officer and Secretary, age 60, has served as our Chief Legal Officer since 2003.
Shareholder Proposals and Nominations
We plan to hold the 2027 Annual Meeting of Shareholders on February 10, 2027.
If you wish to nominate a person for election as a director or make another proposal for consideration at the 2027 Annual Meeting, you must give written notice to us between August 25, 2026 and no later than September 24, 2026, 11:59 p.m. Eastern Daylight Time and include the information required by our By-Laws and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Our By-Laws are available in the Investor Relations section of our website at PTC.com and filed as Exhibit 3.2 to our 2025 Annual Report on Form 10-K filed with the SEC.
Shareholders who wish that their proposal be included in the 2027 Annual Meeting proxy materials must provide written notice to us by no later than August 25, 2026, 11:59 p.m. Eastern Daylight Time and include the information required by our By-Laws and the rules and regulations of the SEC, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Shareholders who intend to solicit proxies under the universal proxy rules in support of director nominees other than PTC nominees must also provide a notice to us that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than September 24, 2026, 11:59 p.m. Eastern Daylight Time.

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Your written proposal must be sent to:
In order to limit controversy as to the date on which PTC receives a proposal, you should submit your proposal by Certified Mail-Return Receipt Requested.
Transactions with Related Persons
Review of Transactions with Related Persons
We have a written policy regarding the review, approval, and ratification of transactions involving related persons. Related persons include our directors, executive officers, and persons or entities that beneficially own more than 5% of our outstanding common stock and their respective immediate family members as defined in applicable SEC regulations.
Our Audit Committee is responsible for reviewing and approving or ratifying any related party transaction exceeding a specified threshold (unless such transaction involves the compensation of an executive officer whose compensation is reviewed and approved by the Compensation and People Committee). In reviewing such transactions, the Audit Committee considers whether:
•
The transaction has an appropriate business purpose;

•
It is necessary or desirable for PTC to enter into the transaction at that time;

•
The amount of consideration to be paid or received by PTC is appropriate; and

•
Entering into the transaction with the related person rather than an independent third party is desirable.

Transactions with Related Persons
None.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities file reports of ownership and reports of changes in ownership of shares and other equity securities with SEC.
Based solely on our review of written representations provided to us by the reporting persons, we believe that all applicable ownership reporting requirements were complied with in the year ended September 30, 2025.

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Help Us Reduce Our Environmental Impact
Eliminate Duplicate Materials Sent to Shareholders Sharing the Same Surname and Address
Shareholders holding their shares in a brokerage account or bank account that share the same surname and address generally receive only one copy of the notice or materials. This practice conserves natural resources and reduces duplicate mailings and associated printing and postage costs. If you would like to receive a separate copy of the notice, our annual report and/or proxy statement, as applicable, or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your notice or proxy card. We will deliver such additional copies promptly upon receipt of such request. Shareholders receiving multiple copies at the same address may request that they receive only one. To do so, please submit your request to the address or phone number that appears on your notice or proxy card.
Elect Electronic Delivery of Proxy Materials
We began providing proxy materials electronically to our shareholders in connection with our 2008 Annual Meeting of Shareholders and provide printed proxy materials only to shareholders that request them. This has reduced the number of proxy statements and Annual Reports that are printed each year from 43,000 copies of each document in 2007 to fewer than 2,000 copies of each document each year.
If you currently receive printed copies of our proxy materials and you would like to reduce the environmental impact associated with printing and mailing future proxy materials to you, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the Internet voting instructions on your notice or proxy card and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
By Order of the Board of Directors, AARON C. VON STAATS Corporate Secretary December 23, 2025
IMPORTANT NOTICE OF THE INTERNET AVAILABILITY OF PROXY MATERIALS
The Proxy Statement and our 2025 Annual Report are available to shareholders at proxyvote.com. We made this proxy statement available to shareholders beginning on December 23, 2025.

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APPENDIX A | OPERATING AND NON-GAAP FINANCIAL MEASURES
Operating Measure
ARR (ANNUAL RUN RATE)
ARR represents the annualized value of our portfolio of active subscription software, SaaS, hosting, and support contracts as of the end of the reporting period. We calculate ARR as follows:
•
We consider a contract to be active when the product or service contractual term commences (the “start date”) until the right to use the product or service ends (the “expiration date”). Even if the contract with the customer is executed before the start date, the contract will not count toward ARR until the customer right to receive the benefit of the products or services has commenced.

•
For contracts that include annual values that change over time, we include in ARR only the annualized value of components of the contract that are considered active as of the date of the ARR calculation. We do not include any future committed increases in the contract value as of the date of the ARR calculation.

•
As ARR includes only contracts that are active at the end of the reporting period, ARR does not reflect assumptions or estimates regarding future contract renewals or non-renewals.

•
Active contracts are annualized by dividing the total active contract value by the contract duration in days (expiration date minus start date), then multiplying that by 365 days (or 366 days for leap years).

We believe ARR is a valuable operating measure to assess the health of a subscription business because it is aligned with the amount that we invoice the customer on an annual basis. We generally invoice customers annually for the current year of the contract. A customer with a one-year contract will typically be invoiced for the total value of the contract at the beginning of the contractual term, while a customer with a multi-year contract will be invoiced for each annual period at the beginning of each year of the contract.
ARR increases by the annualized value of active contracts that commence in a reporting period and decreases by the annualized value of contracts that expire in the reporting period.
As ARR is not annualized recurring revenue, it is not calculated based on recognized or unearned revenue and is not affected by variability in the timing of revenue under ASC 606, particularly for on-premises license subscriptions where a substantial portion of the total value of the contract is recognized at a point in time upon the later of when the software is made available, or the subscription term commences.
ARR should be viewed independently of recognized and unearned revenue and is not intended to be combined with, or to replace, either of those items. Investors should consider our ARR operating measure only in conjunction with our GAAP financial results.

Non-GAAP Financial Measures
FREE CASH FLOW	Free cash flow is cash flow from operations net of capital expenditures. Free cash flow is not a measure of cash available for discretionary expenditures.
CONSTANT CURRENCY	ARR and cash flow presented on a constant currency basis use the foreign exchange rates in effect on September 30, 2024.

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Calculations and Reconciliations
The following tables show our calculation of ARR on a constant currency basis and reconcile non-GAAP financial measures to the most comparable GAAP financial measure.
	FY24 ($ in millions)	FY25 ($ in millions)
ARR as reported	2,255	2,478
Foreign exchange rate adjustment	—	(32)
ARR at constant currency	2,255	2,446
ARR for FY25, FY24 and FY23 PSUs	2,255	2,446
FY25 Growth (%)
ARR growth as reported	9.9%
Foreign exchange rate growth adjustment	(1.4)%
ARR growth at constant currency	8.5%
ARR growth for FY25, FY24 and FY23 PSUs	8.5%
FY25 ($ in millions)
Cash from operations	868
Capital expenditures	(11)
Free cash flow for FY25 Corporate Incentive Plan	857

A-2	2026 PROXY STATEMENT

121 Seaport Boulevard
Boston, MA 02210
ptc.com

© 2025 PTC Inc. All rights reserved. PTC, the PTC logo, and all other PTC product names and logos are trademarks or registered trademarks of PTC and/or its subsidiaries in the United States and other countries.

PTC INC.121 SEAPORT BOULEVARD BOSTON, MA 02210 VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PTC2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 10, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your completed proxy card must be received by Broadridge by 11:59 p.m. Eastern Time on February 10, 2026. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81977-P41826 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PTC INC. The Board of Directors recommends you vote FOR ALL nominees: Vote on Directors 1. Elect eight directors to serve until the 2027 Annual Meeting of Shareholders. Nominees: 01) Neil Barua02) Mark Benjamin03) Robert Bernshteyn 04) Janice Chaffin05) Michal Katz06) Corinna Lathan 07) James Lico08) Trac Pham For All Withhold AllFor All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Vote on ProposalsThe Board of Directors recommends you vote FOR the following Proposals: 2. Advisory vote to approve the compensation of our named executive officers (say-on-pay). 3. Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year. For Against Abstain Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V81978-P41826 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PTC INC.PROXY FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2026.The undersigned, revoking all prior proxies, hereby appoints Aaron von Staats and Catherine Gorecki, or either of them acting singly, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of the ballot, all of the shares of common stock of PTC Inc. ("PTC"), that the undersigned is entitled, to vote at the 2026 Annual Meeting of Shareholders to be held virtually at 11:15 a.m., EST, on Wednesday, February 11, 2026, and any adjournment or postponement thereof.You may vote at the Annual Meeting if you were a PTC shareholder at the close of business on December 12, 2025. Your attendance at the Annual Meeting will not be deemed to revoke this proxy unless you revoke this proxy in writing and vote at the Annual Meeting. Along with this proxy, we are sending you Notice of the Annual Meeting and the related Proxy Statement, as well as our Annual Report to Shareholders, including our Annual Report on Form 10-K with our financial statements, for the year ended September 30, 2025.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THE SIGNED PROXY IS RETURNED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE